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                                                                    Exhibit 10.9

                                                                  EXECUTION COPY

                                    FIVE-YEAR

                                  $765,000,000

                                CREDIT AGREEMENT

                           dated as of April 13, 1998

                                      among

                            AT&T Capital Corporation,
                                  as Borrower,

                           Newcourt Credit Group Inc.,

                                       and

                         Newcourt Credit Group USA Inc.,
                                 as Guarantors,

                                       and

                             The Banks Party Hereto,

                                       and

                   Morgan Guaranty Trust Company of New York,
                            as Administrative Agent,

                                       and

                       Canadian Imperial Bank of Commerce,
                              as Syndication Agent

                                       and

                            The Chase Manhattan Bank

                                       and

                       Deutsche Bank AG, New York Branch,
                           as Co-Documentation Agents

--------------------------------------------------------------------------------

                           J.P. Morgan Securities Inc.

                                       and

                             CIBC Oppenheimer Corp.
                                  as Arrangers

--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS

                                   ----------

                                                                            PAGE
                                                                            ----

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01. DEFINITIONS .................................................    1
SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS .........................   13
SECTION 1.03. TYPES OF BORROWINGS .........................................   14
SECTION 1.04. BASIS FOR RATINGS ...........................................   14

                                    ARTICLE 2
                                   THE CREDITS

SECTION 2.01. COMMITMENTS TO LEND .........................................   14
SECTION 2.02. NOTICE OF COMMITTED BORROWING ...............................   15
SECTION 2.03. NOTICE TO BANKS; FUNDING OF LOANS ...........................   15
SECTION 2.04. NOTES .......................................................   16
SECTION 2.05. MATURITY OF LOANS; TERMINATION OF COMMITMENTS ...............   16
SECTION 2.06. INTEREST RATES ..............................................   17
SECTION 2.07. FACILITY FEES ...............................................   19
SECTION 2.08. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS ............   20
SECTION 2.09. METHOD OF ELECTING INTEREST RATES ...........................   20
SECTION 2.10. OPTIONAL PREPAYMENTS ........................................   21
SECTION 2.11. GENERAL PROVISIONS AS TO PAYMENTS ...........................   22
SECTION 2.12. FUNDING LOSSES ..............................................   22
SECTION 2.13. COMPUTATION OF INTEREST AND FEES ............................   23
SECTION 2.14. REGULATION D COMPENSATION ...................................   23
SECTION 2.15. JUDGMENT CURRENCY ...........................................   24

                                    ARTICLE 3
                                   CONDITIONS

SECTION 3.01. EFFECTIVENESS ...............................................   24
SECTION 3.02. BORROWINGS ..................................................   26

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. CORPORATE EXISTENCE AND POWER ...............................   27
SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO
              CONTRAVENTION ...............................................   27

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                                                                            PAGE
                                                                            ----

SECTION 4.03. BINDING EFFECT ..............................................   27
SECTION 4.04. FINANCIAL INFORMATION .......................................   28
SECTION 4.05. LITIGATION ..................................................   28
SECTION 4.06. SUBSIDIARIES ................................................   29
SECTION 4.07. NOT AN INVESTMENT COMPANY ...................................   29
SECTION 4.08. FULL DISCLOSURE .............................................   29
SECTION 4.09. RANK OF DEBT ................................................   29
SECTION 4.10. TAXES .......................................................   29

                                    ARTICLE 5
                                    COVENANTS

SECTION 5.01. INFORMATION .................................................   30
SECTION 5.02. MAINTENANCE OF EXISTENCE ....................................   31
SECTION 5.03. INTEREST COVERAGE ...........................................   31
SECTION 5.04. DEBT ........................................................   31
SECTION 5.05. MINIMUM CONSOLIDATED TANGIBLE NET WORTH .....................   31
SECTION 5.06. RESTRICTED PAYMENTS .........................................   32
SECTION 5.07. NEGATIVE PLEDGE .............................................   32
SECTION 5.08. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS .................   34
SECTION 5.09. USE OF PROCEEDS .............................................   36
SECTION 5.10. COMPLIANCE WITH LAWS ........................................   36
SECTION 5.11. INSPECTION OF PROPERTY, BOOKS AND RECORDS ...................   36
SECTION 5.12. YEAR 2000 COMPATIBILITY .....................................   36
SECTION 5.13. PARI PASSU ..................................................   37

                                    ARTICLE 6
                                    DEFAULTS

SECTION 6.01. EVENTS OF DEFAULT ...........................................   37
SECTION 6.02. NOTICE OF DEFAULT ...........................................   39
SECTION 6.03. RESCISSION ..................................................   39

                                    ARTICLE 7
                                    THE AGENT

SECTION 7.01. APPOINTMENT AND AUTHORIZATION ...............................   40
SECTION 7.02. AGENT AND AFFILIATES ........................................   40
SECTION 7.03. ACTION BY AGENT .............................................   40
SECTION 7.04. CONSULTATION WITH EXPERTS ...................................   40
SECTION 7.05. LIABILITY OF AGENT ..........................................   41


                                       ii
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                                                                            PAGE
                                                                            ----

SECTION 7.06. INDEMNIFICATION .............................................   41
SECTION 7.07. CREDIT DECISION .............................................   41
SECTION 7.08. SUCCESSOR AGENT .............................................   41
SECTION 7.09. AGENT'S FEE .................................................   42
SECTION 7.10. OTHER AGENTS ................................................   42

                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

SECTION 8.01. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR ....   42
SECTION 8.02. ILLEGALITY ..................................................   43
SECTION 8.03. INCREASED COST AND REDUCED RETURN ...........................   43
SECTION 8.04. TAXES .......................................................   45
SECTION 8.05. BASE RATE LOANS SUBSTITUTED FOR AFFECTED EURO-DOLLAR
              LOANS .......................................................   47
SECTION 8.06. SUBSTITUTION OF BANK ........................................   48
SECTION 8.07. COMPENSATION ................................................   48

                                    ARTICLE 9
                                    GUARANTY

SECTION 9.01. THE GUARANTY ................................................   49
SECTION 9.02. GUARANTY UNCONDITIONAL ......................................   49
SECTION 9.03. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN
              CERTAIN CIRCUMSTANCES .......................................   50
SECTION 9.04. WAIVER BY THE GUARANTORS ....................................   50
SECTION 9.05. SUBROGATION AND CONTRIBUTION ................................   50
SECTION 9.06. STAY OF ACCELERATION ........................................   51
SECTION 9.07. RELEASE OF NEWCOURT USA AS GUARANTOR ........................   51
SECTION 9.08. LIMITATION ON THE OBLIGATIONS ...............................   51

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.01. NOTICES ....................................................   51
SECTION 10.02. NO WAIVERS .................................................   52
SECTION 10.03. EXPENSES; INDEMNIFICATION ..................................   52
SECTION 10.04. SHARING OF SET-OFFS ........................................   52
SECTION 10.05. AMENDMENTS AND WAIVERS .....................................   53
SECTION 10.06. SUCCESSORS AND ASSIGNS .....................................   53
SECTION 10.07. COLLATERAL .................................................   55


                                      iii
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                                                                            PAGE
                                                                            ----

SECTION 10.08. GOVERNING LAW; SUBMISSION TO JURISDICTION ..................   55
SECTION 10.09. COUNTERPARTS; INTEGRATION ..................................   56
SECTION 10.10. WAIVER OF JURY TRIAL .......................................   57
SECTION 10.11. CONFIDENTIALITY ............................................   57

Exhibit A      -  Note
Exhibit B-1    -  Opinion of Counsel for the Borrower
Exhibit B-2    -  Opinion of Counsel for Newcourt
Exhibit B-3    -  Opinion of General Counsel of Newcourt USA
Exhibit C      -  Opinion of Special Counsel for the Agent
Exhibit D      -  Assignment and Assumption Agreement
Exhibit E      -  Terms of Subordination
Exhibit F      -  Terms of Guaranty


                                       iv
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                                CREDIT AGREEMENT

      AGREEMENT dated as of April 13, 1998 among AT&T CAPITAL CORPORATION, NEWCOURT CREDIT GROUP INC., NEWCOURT CREDIT GROUP USA NC., the BANKS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent THE CHASE MANHATTAN BANK and DEUTSCHE BANK AG, NEW YORK BRANCH, as Co-Documentation Agents and J.P. MORGAN SECURITIES INC. and CIBC OPPENHEIMER CORP., as Arrangers.

                              W I T N E S S E T H:

      WHEREAS, the Borrower (as defined below) has heretofore entered into a $800,000,000 Credit Agreement dated as of August 14, 1997 with the banks parties thereto and Morgan Guaranty Trust Company of New York, as agent for such banks (as in effect on the date hereof, the "Existing Credit Agreement"); and

      WHEREAS, the Borrower and the Guarantors (as defined below) wish to enter into this Agreement to replace the Existing Credit Agreement; and

      WHEREAS, upon the effectiveness of this Agreement in accordance with
Section 3.01, the Existing Credit Agreement shall terminate;

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION 1.01. DEFINITIONS. The following terms, as used herein, have the following meanings:

      "ACCOUNTS RECEIVABLE" means (i) any accounts receivable (whether or not earned by performance), chattel paper, instruments, documents, general intangibles, trade acceptances, any other rights to receive installment, rental or other payments for, or relating to amounts due or to become due on account of, equipment or goods sold or leased or to be sold or leased or services rendered or to be rendered or funds advanced or loaned or to be advanced or loaned and other rights to payment of any kind, (ii) any proceeds of any of the foregoing and (iii) any interest in any property or asset of any kind (whether of the obligor under such
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Accounts Receivable or any other Person) securing the payment of any item listed in clause (i) hereof

      "ACQUISITION" means the purchase by Newcourt on January 12, 1998 of all of the outstanding shares of common stock of the Borrower, alter which the Borrower shall be a direct or indirect wholly-owned subsidiary of Newcourt and Newcourt Holdings USA.

      "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

      "AGENT" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

      "AGREEMENT" means this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

      "APPLICABLE LENDING OFFICE" means, respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

      "APPLICABLE MARGIN" has the meaning set forth in Section 2.06(f).

      "ASSET DROP-DOWN" has the meaning set forth in Section 5.08.

      "ASSIGNEE" has the meaning set forth in Section 10.06(c).

      "AT&T CAPITAL CORPORATION" means AT&T Capital Corporation, a Delaware corporation, and its successors.

      "AT&T 364-DAY CREDIT AGREEMENT" means the $1,535,000,000 Credit Agreement dated as of April 13, 1998 among the Borrower, Newcourt, Newcourt USA, the banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, and The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, as amended, restated, modified or supplemented from time to time.

      "BANK" means each bank listed on the signature pages hereof; each Assignee which becomes a Bank pursuant to Section 8.06 or 10.06(c), and their respective successors.


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      "BASE RATE" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

      "BASE RATE LOAN" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

      "BORROWER" means AT&T Capital Corporation, a Delaware corporation, and its successors.

      "BORROWER'S 1997 FORM 10-K" means the Borrower's annual report on Form 10-K for 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      "BORROWING" has the meaning set forth in Section 1.03.

      "CO-DOCUMENTATION AGENTS" means The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, each in its capacity as co-documentation agent for the Banks hereunder, and their successors in such capacity.

      "COMMITMENT" means, respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.08 or changed pursuant to
Section 10.06(c).

      "COMMITTED LOAN" means a loan made by a Bank pursuant to Section 2.01; PROVIDED that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

      "CONSOLIDATED DEBT" means at any date the Debt of Newcourt and its Consolidated Subsidiaries of the type referred to in clauses (i), (ii), (iv) and
(vii) of the definition of "DEBT", determined on a consolidated basis as of such date; PROVIDED, HOWEVER, that any recourse provided by any Person in connection with any sale, transfer or other disposition by such Person of Accounts Receivable or of any subsidiary of such Person substantially all the assets of which are Accounts Receivable which constitutes a "SALE" under GAAP (as in effect at the time of such sale, transfer or other disposition) shall not, in any event, constitute Consolidated Debt

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      "CONSOLIDATED EBIT" means, for any period, the sum of (i) Consolidated Net
Income for such period PLUS (ii) to the extent deducted in determining such Consolidated Net Income, the sum of Consolidated Interest Expense and the provision for consolidated income tax for such period.

      "CONSOLIDATED INTEREST EXPENSE" means, for any period, the interest expense of Newcourt and its Consolidated Subsidiaries determined on a consolidated basis for such period.

      "CONSOLIDATED NET INCOME" means, for any period, the net income (loss) (calculated (a) before preferred and common stock dividends and (b) exclusive of the effect of any extraordinary or other material non-recurring gain or loss outside the ordinary course of business) of Newcourt and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

      "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity (including a business trust) the accounts of which would be consolidated with those of Newcourt in its consolidated financial statements if such statements were prepared as of such date.

      "CONSOLIDATED TANGIBLE NET WORTH" means at any date the sum of (i) consolidated stockholders' equity of Newcourt and its Consolidated Subsidiaries, less their consolidated Intangible Assets plus (ii) the Permitted Additional Amount, all determined as of such date.

      "C$" means the lawful currency of Canada.

      "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all non-contingent obligations (and, for purposes of Section 5.07 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt (to the extent not otherwise included pursuant to the foregoing clauses) secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt (to the extent not otherwise included pursuant to the foregoing clauses) of others guaranteed by such Person.

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      "DEFAULT" means any condition or event which constitutes an Event of
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

      "DOLLARS" and "$" means the lawful currency of the United States.

      "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

      "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

      "DROP-DOWN SUBSIDIARY" has the meaning set forth in Section 5.08.

      "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 3.01.

      "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment, including (without limitation) ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

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      "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

      "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent

      "EURO-DOLLAR LOAN" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

      "EURO-DOLLAR RATE" means a rate of interest determined pursuant to Section 2.06(b) on the basis of a London Interbank Offered Rate.

      "EURO-DOLLAR REFERENCE BANKS" means the principal London offices of Canadian Imperial Bank of Commerce, Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank and Royal Bank of Canada

      "EURO-DOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of "EUROCURRENCY LIABILITIES" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

      "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

      "EXISTING AT&T 364-DAY CREDIT AGREEMENT" means the $1,200,000,000 Credit Agreement dated as of August 14, 1997 among the Borrower, the banks party thereto and Morgan Guaranty Trust Company of New York, as agent for such banks.

      "EXISTING NEWCOURT CREDIT AGREEMENT" means the Credit Agreement dated as of May 14,1997 among Newcourt, the banks party thereto and Canadian Imperial Bank of Commerce, as Agent as amended.

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      "EXISTING NEWCOURT USA CREDIT AGREEMENTS" means each of the 364-Day Credit
Agreement dated as of May 14,1997 among Newcourt USA, the banks party thereto, Canadian Imperial Bank of Commerce, as Administrative Agent, Bank of America Illinois, as Syndication Agent and Deutsche Bank AG, New York Branch, as Documentation Agent and the Thee-Year Credit Agreement dated as of May 14, 1997 among Newcourt USA, the banks party thereto, Canadian Imperial Bank of Commerce, as Administrative Agent, Bank of America Illinois, as Syndication Agent and Deutsche Bank AG, New York Branch, as Documentation Agent, each as amended.

      "EXISTING CREDIT AGREEMENT" has the meaning set forth in the recitals hereto.

      "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, PROVIDED that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

      "GROUP" or "GROUP OF LOANS" means at any time a group of Loans consisting of(i) all Committed Loans which are Base Rate Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; PROVIDED that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

      "GUARANTORS" means (i) each of Newcourt and (subject to Section 9.07) Newcourt USA and (ii) from and after the date that any Restricted Subsidiary is required to provide a guaranty pursuant to Section 5.13, such Restricted Subsidiary, and their respective successors.

      "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives and by-products and other hydrocarbons, or any substance having any constituent

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elements displaying any of the foregoing characteristics, PROVIDED that the foregoing substances are regulated under the Environmental Laws.

      "INDEMNITEE" has the meaning set forth in Section 10.03(b).

      "INITIAL QUALIFYING PREFERRED SECURITIES" means the trust preferred securities issued by Capita Preferred Trust in the form substantially as described in the Prospectus dated as of August 30, 1996 contained in a Registration Statement filed prior to the date hereof with the Securities and Exchange Commission (which Registration Statement has not become effective as of the date hereof).

      "INTANGIBLE ASSETS" means the amount (to the extent reflected in determining consolidated stockholders' equity of Newcourt and its Consolidated Subsidiaries at any date) of(x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1997 in the book value of any asset owned by Newcourt or a Consolidated Subsidiary and (y) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

      "INTEREST PERIOD" means with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; PROVIDED that:

            (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall, subject to clause (c) below, be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

            (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month, and

            (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

      "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "LIEN" means any mortgage, pledge, security interest or lien.

      "LOAN" means a Base Rate Loan or a Euro-Dollar Loan and "LOANS" means Base Rate Loans or Euro-Dollar Loans or any combination of the foregoing.

      "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section 2.06(b).

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on the consolidated financial position of Newcourt and its subsidiaries.

      "MATERIAL DEBT" means Debt (other than the Loans) of Newcourt and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $100,000,000 (or its equivalent in any other currency).

      "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment obligations in respect of Derivatives Obligations of Newcourt and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $100,000,000 (or its equivalent in any other currency).

      "MATERIAL SUBSIDIARY" means at any time each of Newcourt USA, Newcourt Holdings USA and the Borrower, and each subsidiary of Newcourt that is also a "significant subsidiary", as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, as such Regulation is in effect on the date hereof

      "NEWCOURT" means Newcourt Credit Group Inc., an Ontario corporation, and its successors.

      "NEWCOURT AGREEMENTS" means each of this Agreement, the AT&T 364-Day Credit Agreement and the Newcourt Credit Agreement

      "NEWCOURT CREDIT AGREEMENT" means the C$1,200,000,000 Credit Agreement dated as of April 13, 1998 among Newcourt, Newcourt USA, AT&T Capital Corporation, the banks party thereto, Canadian Imperial Bank of Commerce, as Administrative Agent, Bank of Nova Scotia, as Syndication Agent, and Royal Bank of Canada, as Documentation Agent, as amended, restated, supplemented or otherwise modified from time to time.

      "NEWCOURT HOLDINGS USA" means Newcourt Holdings USA, Inc., a Delaware corporation, and its successors.

      "NEWCOURT'S 1997 ANNUAL REPORT" means Newcourt's annual report for 1997, as filed with the Ontario Securities Commission and each of the securities regulatory authorities in each of the provinces of Canada.

      "NEWCOURT'S 1997 FORM 40-F" means Newcourt's annual report on Form 40-F for 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      "NEWCOURT SENIOR OBLIGATIONS" means Newcourt's obligations under this Agreement, the AT&T 364-Day Credit Agreement and the Newcourt Credit Agreement.

      "NEWCOURT USA" means Newcourt Credit Group USA Inc., a Delaware corporation, and its successors.

      "Newcourt USA Debt" means the commercial paper debt expiring on May 13, 1998 of Newcourt USA outstanding as of the date of this Agreement.

      "NON-RECOURSE DEBT" of Newcourt, the Borrower or any Restricted Subsidiary means any indebtedness for borrowed money of Newcourt, the Borrower or any Restricted Subsidiary, as the case may be, which is secured by any Lien on or payable solely from the income and proceeds of any property (including, without limiting the generality of such term, any intangible assets), shares of stock, other equity interests or debt of Newcourt, the Borrower or such Restricted Subsidiary, as the case may be, and which is limited in recourse to the property, shares of stock, other equity interests or debt subject to such Lien and is not otherwise a general obligation of Newcourt, the Borrower or such Restricted Subsidiary, as the case may be.

      "NOTES" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "NOTE" means any one of such promissory notes issued hereunder.

      "NOTICE OF BORROWING" means a Notice of Committed Borrowing (as defined in
Section 2.02).

      "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.09.

      "OBLIGORS" means the Guarantors and the Borrower, and Obligor means any one of the foregoing.

      "PARENT" means, with respect to any Bank, any Person controlling such Bank.

      "PARTICIPANT" has the meaning set forth in Section 10.06(b).

      "PERMITTED ADDITIONAL AMOUNT" means, at any date, the lesser of (i) (A) the sum, for each issue of Qualifying Preferred Securities, of the excess of(x) the amount of minority interests of Consolidated Subsidiaries not included in consolidated stockholders' equity of Newcourt, determined in accordance with GAAP, attributable to such Qualifying Preferred Securities MINUS (y) the aggregate principal or face amount of securities and other obligations (including guarantees) held by the issuer of such Qualifying Preferred Securities (or any intermediary issuer) other than (1) securities or other obligations (including guarantees) of any intermediary issuer (including those issued by Capita Preferred Funding L.P. to Capita Preferred Trust in the Initial Qualifying Preferred Securities) or (2) securities or other obligations (including guarantees) of Newcourt all payments in respect of which are fully subordinated (including in a bankruptcy, insolvency or similar proceeding) to the prior payment in full of all principal, interest, fees and any other amount payable under this Agreement PLUS (B) the aggregate outstanding principal amount of Subordinated Debt at such time and (ii) 30% of Consolidated Tangible Net Worth (determined after inclusion of the Permitted Additional Amount), each determined on such date.

      "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "PRIME RATE" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

      "QUALIFYING PREFERRED SECURITIES" means (A) the Initial Qualifying Preferred Securities and (B) any preferred stock, limited partnership interests, preferred trust certificates or other preferred equity securities, issued for financing purposes by Newcourt or its Consolidated Subsidiaries and held by Persons other than Newcourt and its Consolidated Subsidiaries, and reasonably similar to the Initial Qualifying Preferred Securities, which securities (whether described in clause (A) or clause (B)) neither have nor provide the holders thereof (nor any Person acting on their behalf) with (i) any required payments of the liquidation preference or other capital amount thereof or any mandatory redemption or rights of redemption, other than solely at the option of the issuer (other than an insolvency of the issuer), (ii) any right to enforce against assets held by the issuer thereof, whether upon a stated date or upon the happening of a default in payment or other contingency (other than an insolvency of the issuer), whether or not with the passage of time, or (iii) any conversion or rights to convert into any securities of the issuer or any other Person other than into common stock or other Qualifying Preferred Securities of such issuer, in any case prior to December 31,2003.

      "QUARTERLY DATE" means the last Euro-Dollar Business Day of each March, June, September and December.

      "REFERENCE BANKS" means the Euro-Dollar Reference Banks, and "REFERENCE BANK" means any one of such Reference Banks.

      "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "REQUIRED BANKS" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

      "RESTRICTED PAYMENT" means (i) any dividend or other distribution on any shares of Newcourt's capital stock, including, without limitation, preferred stock (except dividends payable solely in shares of such capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of(a) any shares of Newcourt's capital stock, including, without limitation, preferred stock, or (b) any option, warrant or other right to acquire shares of Newcourt's capital stock, including, without limitation, preferred stock.

      "RESTRICTED SUBSIDIARY" means each Subsidiary of Newcourt that is organized under the laws of (i) Canada or any Province thereof or (ii) any State of the United States or the District of Columbia, and no substantial portion of the business of which is carried on outside of the United States and Canada PROVIDED that each Drop-Down Subsidiary shall be a Restricted Subsidiary.

      "SUBORDINATED DEBT" means Debt that is (i) Debt solely of Newcourt, (ii) not secured by a Lien on any assets of Newcourt or any of its Subsidiaries and
(iii) made expressly subordinate and junior in right of payment to the payment by Newcourt of all of its obligations under the Newcourt Senior Obligations

("SUPERIOR DEBT") on terms no less favorable to the holders of such Superior Debt than those set forth in Exhibit E.

      "SUBSIDIARY" means any corporation or other entity of which securities or other ownership interests (whether directly or indirectly in connection with contract rights) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Newcourt (or, if such term is used with reference to any other Person, by such other Person).

      "SYNDICATION AGENT" means Canadian Imperial Bank of Commerce, in its capacity as syndication agent for the Banks hereunder, and its successors in such capacity.

      "TERMINATION DATE" means April 13,2003, or if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

      "UNITED STATES" means the United States of America, including the States thereof and the District of Columbia, but excluding its territories and possessions.

      "UNSECURED DEBT" means all Debt of any Person that is not secured by a Lien on any asset of such Person.

      "VOTING POWER" means, respect to any outstanding capital stock of Newcourt, the power (expressed as a percentage) represented by such capital stock of the aggregate voting power of all outstanding shares of any class of capital stock of Newcourt having ordinary voting power, including the power to vote for election of the members of the Board of Directors (and, if any class thereof has power to designate members of the Board of Directors or any special committee thereoof, the power so to designate).

      SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with, and all references to generally accepted accounting principles shall refer to, accounting principles generally accepted in Canada as in effect from time to time (such principles, so applied, "GAAP"), applied on a basis consistent (except for changes made in consultation with Newcourt's independent public accountants) with the most recent audited consolidated financial statements of Newcourt and its Consolidated Subsidiaries delivered to the Banks; PROVIDED that, if Newcourt notifies the Agent that Newcourt wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies Newcourt that the Required Banks wish to amend Article 5 for such purpose), then Newcourt's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Newcourt and the Required Banks.

      SECTION 1.03. TYPES OF BORROWINGS. The term "BORROWING" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on the same date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (E.G., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (I.E., a "COMMITTED BORROWING" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments).

      SECTION 1.04. BASIS FOR RATINGS. The credit ratings to be utilized in the determination of a Status are the ratings assigned to unsecured senior obligations of the Rated Issuer, without third party credit support. Ratings assigned to any obligation which is secured or which has the benefit of third party credit support shall be disregarded.

                                    ARTICLE 2

                                   THE CREDITS

      SECTION 2.01. COMMITMENTS TO LEND. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time on and alter the Effective Date and prior to the Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $50,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.10, and reborrow at any time prior to the Termination Date.

      SECTION 2.02. NOTICE OF COMMITTED BORROWING. The Borrower shall give the Agent notice (a "NOTICE OF COMMITTED BORROWING") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

            (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

            (b) the aggregate amount of such Borrowing,

            (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate, and

            (d) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

      SECTION 2.03. NOTICE TO BANKS; FUNDING OF LOANS.

      (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

      (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower. by 3:00 P.M. (New York City time) on the date of such Borrowing at the Agent's aforesaid address.

      (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.03 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.06 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

      SECTION 2.04. NOTES. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

      (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "NOTE" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

      (c) Upon receipt of each Bank's Note pursuant to Section 3.0 1(b). the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; PROVIDED that the failure of any Bank to make any such recordation or endorsement or any error in making the same shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

      SECTION 2.05. MATURITY OF LOANS; TERMINATION OF COMMITMENTS. The Commitments shall terminate on the Termination Date, and all Committed Loans shall mature, and the principal amount thereof shall be due and payable, on such date.

      SECTION 2.06. INTEREST RATES. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and on the Termination Date, and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the rate otherwise applicable to Base Rate Loans for such day.

      (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

      The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means a rate of interest determined by the Agent on the basis of at least two offered rates for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Reuters Screen LIBO Page as of 11:00 A.M. (London time) on the day that is two Euro-Dollar Business Days prior to the first day of such Interest Period. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate with respect to each Interest Period will be the arithmetic average (rounded upwards to the next 1/16th of 1%) of such offered rates. If fewer than two offered rates appear, the "LONDON INTERBANK OFFERED RATE" in respect of any Interest Period will be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

      (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day.

      (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

      (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation necessary to determine an interest rate m accordance with this Section, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

      (f) The "APPLICABLE MARGIN" with respect to any Euro-Dollar Loan at any date is the applicable percentage amount set forth in the table below based on the Status and Usage on such date.

                            LEVEL I    LEVEL II    LEVEL III   LEVEL IV      LEVEL V   LEVEL VI
                             STATUS     STATUS       STATUS      STATUS      STATUS     STATUS
                            -------    --------    ---------   --------      -------   --------
Euro-Dollar Loans
    Usage  less than or equal to  50%              0.210%      0.225%      0.265%      0.280%      0.350%     0.425%
    Usage  greater than           50%              0.260%      0.275%      0.315%      0.330%      0.400%     0.475%

      "D&P" means Duff & Phelps Credit Rating Co. or any successor rating agency acceptable to the Required Banks and the Borrower.

      "LEVEL I STATUS" exists at any date if, at such date, the Rated Issuer's senior unsecured long-term debt is rated A/A2 or higher by at least two Rating Agencies.

      "LEVEL II STATUS" exists at any date if, at such date, (a) the Rated Issuer's senior unsecured long-term debt is rated A-/A3 or higher by at least two Rating Agencies AND (b) Level I Status does not exist.

      "LEVEL III STATUS" exists at any date if, at such date, (a) the Rated Issuer's senior unsecured long-term debt is rated BBB+/Baa1 or higher by at least two Rating Agencies AND (b) neither Level I Status nor Level II Status exists.

      "LEVEL IV STATUS" exists at any date if, at such date, (a) the Rated Issuer's senior unsecured long-term debt is rated BBB/Baa2 or higher by at least two Rating Agencies AND (b) none of Level I Status through Level Ill Status exists.

      "LEVEL V STATUS" exists at any date if, at such date, (a) the Rated Issuer's senior unsecured long-term debt is rated BBB-/Baa3 or higher by at least two Rating Agencies AND (b) none of Level I Status through Level IV Status exists.

      "LEVEL VI STATUS" exists at any date if, at such date, none of Level I Status through Level V Status exists.

      "MOODY'S" means Moody's Investors Service, Inc. or any successor rating agency acceptable to the Required Banks and the Borrower.

      "RATED ISSUER" means Newcourt; PROVIDED that if Newcourt is not rated by all three Rating Agencies, "RATED ISSUER" means the Borrower.

      "RATING AGENCIES" means D&P, Moody's and S&P.

      "S&P" means Standard & Poor's Ratings Services or any successor rating agency acceptable to the required Banks and the Borrower.

      "STATUS" means, at any date, whichever of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at such date.

      "USAGE" means at any date the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and
(ii) the denominator of which is the aggregate amount of the Commitments at such date. If for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each date on or after the date of such termination shall be deemed to be greater than 50%.

      The rating in effect at any date is that in effect at the close of business on such date. If the Rated Issuer has more than two ratings that are not equivalent, the lower of the highest two ratings will apply.

      SECTION 2.07. FACILITY FEES. The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate. Such facility fee shall accrue from and including the Effective Date to but excluding the Termination Date (or earlier date of termination of the Commitments in their entirety), on the daily aggregate amount of the Commitments (whether used or unused). Accrued facility fees shall be payable quarterly on each Quarterly Date and upon the date of termination of the Commitments in their entirety.

      The "FACILITY FEE RATE" at any date is: (i) 0.090% if Level I Status exists AT such date, (ii) 0.100% if Level II Status exists at such date, (iii) 0.110% if Level III Status exists at such date, (iv) 0.120% if Level IV Status exists at such date, (v) 0.150% if Level V Status exists at such date and (vi) 0.200% if Level VI Status exists at such date.

      SECTION 2.08. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower may, upon AT least three Domestic Business Days' notice to the Agent,

(i) terminate the Commitments at any time, if no Loans are outstanding at such time, or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans. The Agent shall promptly notify each Bank of any such notice received by the Agent.

      SECTION 2.09. METHOD OF ELECTING INTEREST RATES. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

            (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day; and

            (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; PROVIDED that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $50,000,000 or any larger multiple of $5,000,000.

      (b) Each Notice of Interest Rate Election shall specify:

            (i) the Group of Loans (or portion thereof) to which such notice applies;

            (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

            (iii) if the Loans comprising such Group are to be convened, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

            (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

      (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be convened into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

      SECTION 2.10. OPTIONAL PREPAYMENTS. (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Group of Base Rate Loans in whole at any time, or from time to time in part in amounts aggregating $50,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

      (b) The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Agent, in the case of a Group of Euro-Dollar Loans, prepay the Loans comprising such a Group on the last day of any Interest Period applicable to such Group, in whole at any time, or from time to time in part in amounts aggregating $50,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

      (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

      SECTION 2.11. GENERAL PROVISIONS AS TO PAYMENTS. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended pursuant to this Agreement or by operation of law or otherwise, interest thereon shall be payable for such extended time.

      (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

      SECTION 2.12. FUNDING LOSSES. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted to a Base Rate Loan (pursuant to Article 6 or 8 or otherwise) on any day prior to the last day of an Interest Period applicable thereto, or if the Borrower fails to borrow, continue, convert or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.03(a), 2.09(c) or 2.10(c), the Borrower shall reimburse each Bank as provided in the following paragraph for any resulting loss or expense incurred by it (or by a Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of the Applicable Margin or any other margin for the period after any such payment or conversion or failure to borrow or prepay.

      A certificate of each Bank setting forth such amount or amounts (including the computation of such amount or amounts) as shall be necessary to compensate such Bank or a Participant for the out-of-pocket expenses incurred by such Bank or such Participant shall be delivered to the Borrower and such amount or amounts may be reviewed by the Borrower. If the Borrower, after receipt of any such certificate from such Bank, disagrees in good faith with such Bank on the computation of the amount or amounts owed to such Bank pursuant to this Section 2.12, such Bank and the Borrower shall negotiate in good faith to promptly resolve such disagreement. Any payment required to be paid to such Bank pursuant to this Section 2.12 shall be paid within 30 days after demand is made therefor (or if there is a disagreement, after such disagreement is resolved). Each Bank shall have a duty to mitigate the damages to such Bank that may arise as a consequence of such funding losses described above to the extent that such mitigation will not, in the judgment of such Bank, entail any cost or disadvantage to such Bank that such Bank is not reimbursed or compensated for by the Borrower.

      SECTION 2.13. COMPUTATION OF INTEREST AND FEES. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

      SECTION 2.14. REGULATION D COMPENSATION. For so long as any Bank maintains reserves against "EUROCURRENCY LIABILITIES" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Applicable Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum up to but not exceeding the excess of(i)(A) the applicable London Interbank Offered Rate divided by (B) one MINUS the Euro-Dollar Reserve Percentage over (ii) the rate specified in clause
(i)(A). Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the rate and place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an officers' certificate setting forth the amount to which such Bank is then entitled under this Section 2.14 (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it).

      SECTION 2.15. JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower or any Guarantor hereunder or under any Note into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase Dollars with such other currency at the Agent's New York office on the Domestic Business Day preceding that on which final judgment is given. The obligations of the Borrower and each Guarantor in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that, on the Domestic Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase Dollars with such other currency. If the amount of Dollars so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in Dollars, the Borrower and each Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss. If the amount of Dollars so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 10.04, such Bank or the Agent, as the case may be, agrees to remit such excess to the Borrower or the appropriate Guarantor, as the case may be.

                                    ARTICLE 3

                                   CONDITIONS

      SECTION 3.01. EFFECTIVENESS. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 10.05):

            (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile transmission or other written confirmation from such party of execution of a counterpart hereof by such party);

            (b) receipt by the Agent of a duly executed Note for the account of each Bank dated on or before the Effective Date complying with the provisions of Section 2.04;

            (c) receipt by the Agent of evidence satisfactory to it that no loans are outstanding under the Existing Credit Agreement;

            (d) receipt by the Agent of an opinion of(i) the General Counsel or any Assistant General Counsel of the Borrower, substantially in the form of Exhibit B-l hereto, (ii) the General Counsel or any Assistant General Counsel of Newcourt, substantially in the form of Exhibit B-2 hereto and
      (iii) the General Counsel or any Assistant General Counsel of Newcourt USA, substantially in the form of Exhibit B-3 hereto;

            (e) receipt by the Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit C hereto;

            (f) receipt by the Agent of evidence satisfactory to it that the AT&T 364-Day Credit Agreement and the Newcourt Credit Agreement are closing concurrently with this Agreement;

            (g) receipt by the Agent of evidence satisfactory to it that the commitments under each of the Existing Credit Agreement, the Existing AT&T 364-Day Credit Agreement, the Existing Newcourt Credit Agreement and the Existing Newcourt USA Credit Agreements have been terminated and that the principal and interest on all loans and accrued fees outstanding thereunder have been repaid in full;

            (h) receipt by the Agent of the financial statements and PRO FORMA financial statements referred to in Section 4.04(a), (b) and (c); and

            (i) receipt by the Agent of all documents the Agent may reasonably request relating to the existence of each Obligor, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

PROVIDED that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than April 24, 1998. The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Banks that are parties to the Existing Credit Agreement, comprising the "REQUIRED BANKS" as defined therein, and the Borrower agree that the commitments under the Existing Credit Agreement shall terminate in their entirety simultaneously with and subject to the effectiveness of this Agreement and that the Borrower shall be obligated to pay on the Effective Date the accrued facility fees thereunder to but excluding the date of such effectiveness.

      SECTION 3.02. BORROWINGS. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

            (a) receipt by the Agent of a Notice of Borrowing as required by
      Section 2.02;

            (b) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

            (c) immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

            (d) the representations and warranties of the Borrower and Newcourt contained in this Agreement (except the representation and warranty set forth in Section 4.04(d)) shall be true in all material respects on and as of the date of such Borrowing.

      Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower and Newcourt on the date of such Borrowing as to the facts specified in clauses (b), (c) and (d) of this Section.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

      Each of the Borrower, Newcourt and Newcourt USA jointly and severally represents and warrants that:

      SECTION 4.01. CORPORATE EXISTENCE AND POWER. Each Obligor and each Material Subsidiary of Newcourt is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except those which the failure to have would not have a Material Adverse Effect.

      SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION.
(a) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower.

      (b) The execution, delivery and performance by each Guarantor of this Agreement and the Notes are within each Guarantor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, including without limitation, any action by or in respect of, or filing with, any governmental body, agency or official required by exchange control regulations to enable Newcourt to pay its obligations hereunder in Dollars at the office of the Agent in New York City, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of any Guarantor or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon any Guarantor or result in the creation or imposition of any Lien on any asset of any Guarantor.

      SECTION 4.03. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of each Obligor, and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Obligor, in each case enforceable against each Obligor (or in the case of the Notes, the Borrower) in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      SECTION 4.04. FINANCIAL INFORMATION. (a) The consolidated balance sheet of Newcourt and its Consolidated Subsidiaries as of December 31,1997 and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended, reported on by Ernst & Young and set forth in Newcourt's 1997 Form 40-F and Newcourt's 1997 Annual Report, copies of which have been delivered to each of the Banks, present fairly, in all material respects, the consolidated financial position of Newcourt and its Consolidated Subsidiaries as of such date and the consolidated results of their operations and cash flows for such fiscal year, in conformity with GAAP.

      (b) The consolidated balance sheet of the Borrower and its consolidated subsidiaries as of December 31, 1997 and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal year then ended, reported on by Arthur Andersen LLP and set forth in the Borrower's 1997 Form 10-K, a copy of which has been delivered to each of the Banks, present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated subsidiaries as of such date and the consolidated results of their operations and cash flows for such fiscal year, in conformity with generally accepted accounting principles as in effect in the United States.

      (c) The PRO FORMA balance sheet of Newcourt and its Consolidated Subsidiaries as of December 31, 1997, certified by Newcourt's chief financial officer or chief accounting officer, set forth in Newcourt's 1997 Annual Report, a copy of which has been delivered to each of the Banks prior to the date hereof, fairly presents, in accordance with GAAP applied on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of Newcourt and its Consolidated Subsidiaries as of such date, adjusted to give effect to the Acquisition as if the Acquisition had occurred on December 31, 1997.

      (d) Since December 31, 1997 to the Effective Date, after giving effect to the PRO FORMA adjustments referred to in clause (c) above, there has been no material adverse change in the consolidated financial condition of Newcourt and its Consolidated Subsidiaries.

      SECTION 4.05. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower or Neweourt threatened against, Newcourt, the Borrower or any of Newcourt's other Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

      SECTION 4.06. SUBSIDIARIES. Each of Newcourt's Consolidated Subsidiaries which is a corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect

      SECTION 4.07. NOT AN INVESTMENT COMPANY. Neither Newcourt, the Borrower nor any of Newcourt's other Subsidiaries is an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 4.08. FULL DISCLOSURE. No written information heretofore furnished by the Borrower or Newcourt to the Agent or any Bank pursuant to Section 4.04 is, and no written information hereafter furnished by the Borrower or Newcourt to the Agent or any Bank pursuant to Section 5.01 contains or will contain any material misstatement of any material facts.

      SECTION 4.09. RANK OF DEBT. The obligations of the Borrower under this Agreement to pay the principal of and interest on the Loans and any and all other amounts due hereunder and the obligations of the Guarantors hereunder constitute direct and unconditional obligations of the Borrower and the Guarantors and, except for Liens permitted under Section 5.07 and any obligations in respect of employee benefits and taxes which have priority under the laws of the United States or Canada, as the case may be, will rank at least PARI PASSU in right of payment with all other Debt of the Borrower and the Guarantors.

      SECTION 4.10. TAXES. Newcourt and each of the Material Subsidiaries has filed or caused to be filed all income and other material tax returns and reports required to be filed, and have paid all taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. To the best of Newcourt's knowledge, there is no proposed tax assessment against Newcourt or any of the Material Subsidiaries that would, if made, have a Material Adverse Effect.

                                    ARTICLE 5

                                    COVENANTS

      The Borrower and Newcourt each agree that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

      SECTION 5.01. INFORMATION. Newcourt will deliver to each of the Banks:

            (a) within 105 days after the end of each fiscal year of Newcourt, a consolidated balance sheet of Newcourt and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, changes in stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures as of the end of and for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Ernst & Young or other independent public accountants of nationally recognized standing;

            (b) within 60 days after the end of each of the first three quarters of each fiscal year of Newcourt, a consolidated balance sheet of Newcourt and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income for such quarter and the related consolidated statements of income and cash flows for the portion of Newcourt's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income in comparative form the figures for the corresponding quarter and in the case of such statements of income and cash flows the corresponding portion of Neweourt's previous fiscal year, all certified as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of Newcourt, subject to normal year end adjustments;

            (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of Newcourt (i) setting forth in reasonable detail the calculations required to establish whether Newcourt was in compliance with the requirements of Sections 5.03,
      5.04 and 5.05, inclusive, on the date of the consolidated balance sheet included in such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which Newcourt is taking or proposes to take with respect thereto;

            (d) promptly after the mailing thereof to the shareholders of Newcourt generally, copies of all financial statements, reports and proxy statements so mailed; and

            (e) promptly after the filing thereof; copies of all reports on Forms 40-F, 6-K, 10-K, 10-Q and 8-K (or their equivalents), as applicable, which any Obligor shall have filed with the Securities and Exchange Commission and copies of annual reports to shareholders, annual financial statements, annual information forms and notices of annual meetings, as applicable, which Newcourt shall have filed with the Ontario Securities Commission or any of the securities regulatory authorities in a Province of Canada

      SECTION 5.02. MAINTENANCE OF EXISTENCE. Newcourt will, and will cause each of its Material Subsidiaries to, preserve, renew and keep in full force and effect its corporate existence except as otherwise permitted under Section 5.08.

      SECTION 5.03. INTEREST COVERAGE. The ratio of Consolidated EBIT to Consolidated Interest Expense will not, for any period of four consecutive fiscal quarters, be less than 1.25 to 1.

      SECTION 5.04. DEBT. Consolidated Debt determined at the end of any fiscal quarter will not exceed 750% of Consolidated Tangible Net Worth determined at the end of such fiscal quarter, and Consolidated Debt determined at the end of any fiscal month which is not the last month of a fiscal quarter will not exceed 750% of the greater of(i) Consolidated Tangible Net Worth determined at the end of the most recently ended fiscal quarter or (ii) Consolidated Tangible Net Worth determined at the end of such fiscal month.

      SECTION 5.05. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Consolidated Tangible Net Worth shall at all times be at least (i) $1,059,000,000 PLUS (ii) an amount equal to 50% of Consolidated Net Income for each fiscal quarter of Newcourt and its Consolidated Subsidiaries ending alter December 31, 1997 (but on or prior to the date of determination) for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter of Newcourt and its Consolidated Subsidiaries) PLUS (iii) an amount equal to 50% of the net proceeds, including the fair market value of property other than cash (as determined in good faith by Newcourt's Board of Directors), received after December 31, 1997 (x) by Newcourt from the issuance of any capital stock of Newcourt, or in connection with the conversion or exchange of any Debt into any such capital stock of Newcourt or (y) by any Consolidated Subsidiary, to the extent that such amount received by a Consolidated Subsidiary is included in the determination of, and results in an increase to, the Permitted Additional Amount.

      SECTION 5.06. RESTRICTED PAYMENTS. Newcourt will not, and will not permit any of its Subsidiaries to, declare or make any Restricted Payment unless, both before and after giving effect thereto, no Event of Default under any of paragraphs (a), (b), (d), (e), (f), (g), (h), (i) or (j) of Section 6.01 shall have occurred and be continuing.

      SECTION 5.07. NEGATIVE PLEDGE. Newcourt will not and will not permit the Borrower or any Restricted Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

            (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement (or Debt issued or incurred pursuant to commitments outstanding on the date of this Agreement) in an aggregate principal or face amount not exceeding $420,000,000 (or its equivalent in any other currency);

            (b) Liens on property of, or on any shares of stock or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary and not created at the request or with the consent of Newcourt and in contemplation of such event;

            (c) Liens on property, shares of stock, other equity interests, or Debt existing at the time of acquisition or repossession thereof by Newcourt, the Borrower or any Restricted Subsidiary and not created at the request or with the consent of Newcourt and in contemplation of such event;

            (d) Liens on physical property (or any Accounts Receivable arising in connection with the lease thereof), shares of stock; other equity interests, or Debt acquired (or, in the case of physical property, constructed) after the date hereof by Newcourt, the Borrower or any Restricted Subsidiary, which Liens are created prior to, at the time of, or within 180 days after such acquisition (or, in the case of physical property, the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure any Debt incurred or assumed for the purpose of financing all or any part of the cost of such acquisition (or such construction);

            (e) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into Newcourt, the Borrower or a Restricted Subsidiary and not created in contemplation of such event;

            (f) Liens arising in the ordinary course of Newecurt's, the Borrower's or such Restricted Subsidiary's business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $25,000,000 (or its equivalent in any other currency) and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (g) Liens on Accounts Receivable of Newcourt, the Borrower or any Restricted Subsidiary arising from or in connection with transactions entered into by Newcourt, the Borrower or such Restricted Subsidiary after the date hereof or on Accounts Receivable acquired by Newcourt, the Borrower or such Restricted Subsidiary after such date from others, which Liens are created prior to, at the time of, or within one year after such Accounts Receivable arise or are acquired or, if later, the completion of the delivery or installation of the equipment or goods or the rendering of the services or the advancement or loaning of funds relating thereto (i) as a result of any guarantee, repurchase or other contingent (direct or indirect) or recourse obligation of Newcourt, the Borrower or such Restricted Subsidiary in connection with the discounting, sale, assignment, transfer or other disposition of such Accounts Receivable or any interest therein, or (ii) to secure or provide for the payment of all or any part of the investment of Newcourt, the Borrower or such Restricted Subsidiary in any such Accounts Receivable (whether or not such Accounts Receivable are the Accounts Receivable on which such Liens are created) or the purchase price thereof or to secure any debt (including, without limitation, Non-Recourse Debt) issued, incurred, assumed or guaranteed for the purpose of financing or refinancing all or any part of such investment or purchase price;

            (h) Liens on cash and cash equivalents securing Derivatives Obligations, PROVIDED that the aggregate amount of cash and cash equivalents subject to such Liens at no time exceed $25,000,000 (or its equivalent in any other currency);

            (i) Liens in favor of Newcourt, the Borrower or any Restricted Subsidiary;

            (j) Liens in favor of Canada or any Province thereof or the United States or any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute;

            (k) Liens to secure Non-Recourse Debt in connection with Newcourt, the Borrower or any Restricted Subsidiary engaging in any leveraged or single-investor or other lease transactions, whether (in the case of Liens on or relating to leases or groups of leases or the particular properties subject thereto) such Liens be on the particular properties subject to any leases involved in any of such transactions and/or the rental or other payments or rights under such leases or, in the case of any group of related or unrelated leases, on the properties subject to the leases comprising such group and/or the rental or other payments or rights under such leases, or on any direct or indirect interest therein, and whether (in any case) (i) such Liens be created prior to, at the time of, or at any time after the entering into of such lease transactions and/or (ii) such leases be in existence prior to, or be entered into by Newcourt, the Borrower or such Restricted Subsidiary at the time of or at any time after, the purchase or other acquisition by Newcourt, the Borrower or such Restricted Subsidiary of the properties subject to such leases;

            (1) Liens securing any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt or other obligation secured by any Lien permitted by any of the foregoing clauses of this Section, PROVIDED, HOWEVER, that any such extension, renewal or replacement shall be limited to all or a part of the property or assets which secured the Debt or other obligation so extended, renewed or replaced (plus any improvements on such property) and that the amount of such Debt or other obligation secured thereby is not increased; and

            (m) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 10% of Consolidated Tangible Net Worth.

Notwithstanding the foregoing, for purposes of this Section, a Lien shall not be deemed to be created (i) solely by virtue of an Asset Drop-Down or (ii) on any Accounts Receivable that are treated as having been sold by Newcourt or any of its Subsidiaries under applicable GAAP applied in accordance with Section 1.02.

      SECTION 5.08. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. Each of Newcourt and the Borrower covenants that it will not:

      (i) merge or consolidate with any other corporation unless (a) either (I) Newcourt or the Borrower, as the case may be, shall be the continuing corporation; or (II) if the successor of such merger or consolidation is not Newcourt or the Borrower, as applicable, the successor Person shall, in the case of a merger or consolidation of Newcourt, be a corporation or other entity organized under the laws of Canada or any Province thereof and in the case of a merger or consolidation of the Borrower, be a corporation or other entity organized under the laws of the United States of America or any State thereof, which, in each case, is approved by the Required Banks and shall expressly assume the obligations of Newcourt or the Borrower, as the case may be, in respect of the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by Newcourt or the Borrower, as the case may be, and the due and punctual payment of the principal of and interest on all the Notes according to their tenor, by one or more agreements, reasonably satisfactory in form to the Required Banks, executed and delivered to the Agent by such successor Person; and (b) Newcourt or the Borrower or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, be in default in the performance or observance of any such covenants or conditions; or

      (ii) sell or convey all or substantially all of its assets to any Person (other than such a sale or conveyance to a Subsidiary of Newcourt or the Borrower or any successor thereto (such a sale or conveyance being called an "ASSET DROP-DOWN"), unless (a) either (I) the Person which acquires by sale or conveyance all or substantially all the assets of Newcourt or the Borrower, as the case may be, shall, in the case of a sale by Newcourt, be a corporation or other entity organized under the laws of Canada or any Province thereof and in the case of a sale by the Borrower, be a corporation or other entity organized under the laws of the United States of America or any State thereof, which, in each case, is approved by the Required Banks and shall expressly assume the obligations of Newcourt or the Borrower, as the case may be, in respect of the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by Newcourt or the Borrower, as the case may be, and the due and punctual payment of the principal of and interest on all the Notes according to their tenor, by one or more agreements, reasonably satisfactory in form to the Required Banks, executed and delivered to the Agent by such successor Person; or (II) contemporaneously with the completion of such sale or conveyance, all Loans are repaid in full (together with all interest and other amounts accrued thereon to the date of payment) and the Commitments are terminated or reduced to an aggregate amount which is not more than the amount of cash deposited with the Agent and held as cash collateral pursuant to arrangements satisfactory to the Agent for the benefit of the Banks; and (b) such successor entity shall not, immediately after such sale or conveyance, be in default in the performance or observance of any such covenants or conditions. In the event of any Asset Drop-Down after the date of this Agreement, any subsequent sale or conveyance of assets by a Subsidiary to which assets were transferred in such Asset Drop-Down (a "DROP-DOWN SUBSIDIARY") will be deemed to be a sale or conveyance of assets by Newcourt or the Borrower, as the case may be, for purposes of this Section 5.08. This
Section 5.08 shall not prohibit either Newcourt or the Borrower from effecting securitization transactions in the ordinary course of its business in a manner not otherwise prohibited by this Agreement

      SECTION 5.09. USE OF PROCEEDS. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used for the purpose of buying or carrying any "MARGIN STOCK" within the meaning of Regulation U.

      SECTION 5.10. COMPLIANCE WITH LAWS. Newcourt shall comply and cause each of the Material Subsidiaries to comply with the requirements of all material applicable laws, including material Environmental Laws, judgments, orders, decisions and awards, non-compliance with which could reasonably be expected to have a Material Adverse Effect.

      SECTION 5.11. INSPECTION OF PROPERTY, BOOKS AND RECORDS. Newcourt shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with applicable generally accepted accounting principles consistently applied shall be made of all financial transactions and matters involving the assets and business of Newcourt and of each of its Subsidiaries. If an Event of Default shall have occurred and be continuing, Newcourt shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Agent, acting on behalf of the Banks to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of Newcourt, and at any time during normal business hours and as often as may be reasonably desired, without advance notice to Newcourt.

      SECTION 5.12. YEAR 2000 COMPATIBILITY. Newcourt shall take and shall cause each of the Material Subsidiaries to take all reasonable action necessary to assure that its computer based systems are able to operate and effectively process data including dates on or after January 1, 2000. At the request of the Agent, Newcourt shall provide the Agent reasonable assurance of such Person's compliance with the immediately preceding sentence.

      SECTION 5.13. PARI PASSU. No Obligor shall create, incur or issue any Unsecured Debt which is contractually senior in right of payment to the obligations of such Obligor under the Newcourt Agreements. No Obligor shall permit any Restricted Subsidiary to create, incur or issue any Unsecured Debt, other than Debt owed to Newcourt and its Subsidiaries ("INTERCOMPANY DEBT"), unless (x) such creation, incurrence or issuance by such Restricted Subsidiary would not otherwise result in a Default and (y) within 45 days after creating, incurring or issuing such Unsecured Debt (other than Intercompany Debt), such Restricted Subsidiary executes and delivers to the Agent for the benefit of the Banks, a guaranty, substantially on terms no less favorable to the Banks than those set forth in Exhibit F, with respect to the obligations of AT&T Capital Corporation and Newcourt under the Newcourt Agreements, together with a favorable opinion of counsel, substantially to the effect, with respect to such Restricted Subsidiary, of the opinion of counsel delivered with respect to Newcourt pursuant to Section 301(d)(ii) hereof.

                                   ARTICLE 6

                                    DEFAULTS

      SECTION 6.01. EVENT OF DEFAULT. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

            (a) the Borrower shall fail to pay when due any principal of any Loan, or shall fail to pay within five Domestic Business Days of the due date thereof any interest on any Loan, any fees or any other amount payable hereunder,

            (b) Newcourt shall fail to observe or perform any covenant contained in Section 5.02, 5.03, 5.04, 5.05, 5.06, 5.07 or 5.08;

            (c) the Borrower or Newcourt shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower or Newcourt by the Agent at the request of the Required Banks;

            (d) any representation or warranty made or deemed made by the Borrower or Newcourt in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been materially incorrect when made (or deemed made pursuant to Section 3.02);

            (e) Newcourt, the Borrower or any other Subsidiary of Newcourt shall fail to make any payment of principal or interest in respect of any Material Financial Obligations when due or within any applicable grace period;

            (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof (unless such acceleration or right to accelerate in respect of such event or condition has been validly waived by or on behalf of such holder by waiver then in effect);

            (g) Newcourt, the Borrower or any other Subsidiary of Newcourt shall commence a voluntary case seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case seeking such relief commenced against it under any such law, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability generally to pay its debts as they become due;

            (h) an order for relief shall be entered against Newcourt, the Borrower or any other Subsidiary of Newcourt under any bankruptcy, insolvency or other similar law now or hereafter in effect in an involuntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such decree or order shall remain undismissed and unstayed for a period of 90 days;

            (i) Newcourt shall cease to be the direct or indirect beneficial owner of 100% of shares of common stock of Newcourt Holdings USA, Newcourt USA or the Borrower; PROVIDED that the dissolution of Newcourt USA upon repayment in full of the Newcourt USA Debt shall not be an Event of Default;

            (j) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired on any date beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
      Act) of shares of capital stock of Newcourt with 50.1% or more of the Voting Power;

            (k) one or more non-interlocutory judgments, non-interlocutory orders, judgments or orders forte payment of money, decrees or arbitration awards is entered against Newcourt, the Borrower or any other Consolidated Subsidiary of Newcourt involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $50,000,000 (or its equivalent amount in any other currency) or more, and the same shall remain unsatisfied, unvacated or unstayed pending appeal for a period of 60 days after the entry thereof;

            (l) the guaranty by any Guarantor pursuant to this Agreement shall at any time fail to constitute a valid and binding agreement of such Guarantor or an Obligor shall so assert in writing;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, PROVIDED that in the case of any of the Events of Default specified in paragraph (g) or (h) above with respect to the Borrower or Newcourt, without any notice to the Borrower or Newcourt or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and Newcourt.

      SECTION 6.02. NOTICE OF DEFAULT. The Agent shall give notice to the Borrower or Newcourt, as the case may be, under Section 6.01(c) promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof

      SECTION 6.03. RESCISSION. If at any time after termination of the Commitments and/or acceleration of the maturity of the Loans pursuant to Section 6.01, the Borrower shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal at the rates specified in this Agreement) and all Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 10.05, then upon the written consent of the Required Banks and notice to the Borrower, such termination of the Commitments and/or such acceleration and their consequences may be rescinded and annulled, but such action shall not affect any subsequent Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Banks to a decision which may be made at the election of the Required Banks; they are not intended to benefit the Borrower and do not give the Borrower the right to require the Banks to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   ARTICLE 7

                                    THE AGENT

      SECTION 7.01. APPOINTMENT AND AUTHORIZATION. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

      SECTION 7.02. AGENT AND AFFILIATES. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Newcourt or any Subsidiary or affiliate of Newcourt as if it were not the Agent hereunder.

      SECTION 7.03. ACTION BY AGENT. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

      SECTION 7.04. CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      SECTION 7.05. LIABILITY OF AGENT. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

      SECTION 7.06. INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

      SECTION 7.07. CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

      SECTION 7.08. SUCCESSOR AGENT. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower shall have the right to appoint a successor Agent from among the Banks. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $300,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

      SECTION 7.09. AGENT'S FEE. The Borrower shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Agent.

      SECTION 7.10. OTHER AGENTS. The Syndication Agent and the Co-Documentation Agents shall have no responsibilities or obligations hereunder in their respective capacities as Syndication Agent and Co-Documentation Agents.

                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

      SECTION 8.01. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

            (a) the Agent is advised, under the circumstances contemplated by the final sentence of the definition of London Interbank Offered Rate, by the Euro-Dollar Reference Banks that deposits in Dollars (in the applicable amounts) are not being offered to such Reference Banks in the relevant market for such Interest Period, or

            (b) in the case of Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least one Domestic Business Day before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Euro-Dollar Borrowing shall instead be made as a Base Rate Borrowing.

      SECTION 8.02. ILLEGALITY. If, on or after the date of this Agreement the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

      SECTION 8.03. INCREASED COST AND REDUCED RETURN. (a) If on or after the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under
Section 2.14), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, pursuant to paragraph (c) below, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

      (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less, which shall be deemed a change in the interpretation and administration of such requirements) has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then pursuant to paragraph (c) below, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

      (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section. A certificate of a Bank setting forth such amount or amounts (including computation of such amount or amounts) as shall be necessary to compensate such Bank or its Parent as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Borrower and such amount or amounts may be reviewed by the Borrower. Unless the Borrower disagrees in good faith with the computation of the amount or amounts in such certificate, the Borrower shall pay to such Bank, within 30 days after receipt by the Borrower of such certificate delivered by such Bank, the amount shown as due on any such certificate. If the Borrower, after receipt of any such certificate from a Bank, disagrees with such Bank on the computation of the amount or amounts owed to such Bank pursuant to paragraph (a) or (b) above, such Bank and the Borrower shall negotiate in good faith to promptly resolve such disagreement In either case, however, such Bank shall have a duty to mitigate the damages that may arise as a consequence of paragraph (a) or (b) above (including, without limitation, changing its Applicable Lending Office) to the extent that such mitigation will not, in the judgment of such Bank, entail any cost or disadvantage to such Bank that such Bank is not reimbursed or compensated for by the Borrower.

      SECTION 8.04. TAXES. (a) Any and all payments by any Obligor to or for the account of any Bank or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings imposed by the United States or Canada or any political subdivision or taxing authority of either of the foregoing or any other jurisdiction from which or through which such payment is made or deemed to be made, and all liabilities with respect thereto, EXCLUDING, in the case of each Bank and the Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction in which such Bank or Agent is organized or in which its Applicable Lending Office is located or any political subdivision or taxing authority thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If any Obligor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions, (iii) such Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Obligor shall furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof

      (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "OTHER TAXES").

      (c) Each Obligor agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and reasonable out-of-pocket expenses) arising therefrom or with respect thereto (other than any such liability that results from the gross negligence or willful misconduct of such Bank and the Agent, and whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other governmental authority). This indemnification shall be made within 30 days from the date such Bank or the Agent (as the case may be) makes written demand therefor. If any Bank or the Agent determines it has received a refund in respect of any Taxes or Other Taxes for which such Bank or the Agent has received payment from an Obligor hereunder it shall promptly repay such refund (including any interest received by such Bank or the Agent from the taxing authority with respect to the refund with respect to such Taxes or Other

Taxes) to such Obligor, net of all reasonable out-of-pocket expenses of such Bank; PROVIDED that such Obligor, upon the request of such Bank or the Agent, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund.

      (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, duly executed by such Bank, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "TAXES" as defined in Section 8.04(a).

      (e) Each Bank further agrees to promptly notify the Borrower if such Bank changes its Applicable Lending Office and, upon written request from the Borrower, deliver Forms 1001 or 4224 required pursuant to Section 8.04(d) prior to the immediately following due date of any payment by any Obligor hereunder.

      (f) No Obligor shall be required to pay any additional amounts to any Bank or the Agent in respect of Taxes and Other Taxes pursuant to paragraphs (a), (b) and (c) above if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank or Agent to comply, if required, with the provisions of paragraphs (d) and (e) above unless such failure results from (i) a change in applicable law, regulation or official interpretation thereof or
(ii) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the date hereof or after such Bank became a party hereto; PROVIDED, HOWEVER, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the relevant Obligor shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes. In addition, Newcourt shall not be required to pay any such additional amounts (x) to any Bank by reason of that Bank being connected with Canada (or being engaged in a business or having a permanent establishment in Canada) otherwise than by merely lending money to the Borrower pursuant to this Agreement, including, without limitation, the connection with Canada of a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada or (y) to any Bank in respect of whom such Taxes are required to be withheld or deducted as a result of its not dealing at arm's length with either Newcourt or the Borrower.

      (g) Any Bank claiming any additional amounts payable under this Section
8.04 shall (i) to the extent legally able to do so, upon reasonable written request from the relevant Obligor, file any certificate or document if such filing would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue, and such Obligor shall not be obligated to pay such additional amounts if, after such Obligor's request, any Bank could have filed such certificate or document and failed to do so; or (ii) consistent with legal and regulatory restrictions, use reasonable efforts to change the jurisdiction of its Applicable Lending Office if the making of such change would avoid the need for or reduce the amount of any additional amounts which may thereafter accrue and would not, in the judgment of such Bank, be otherwise disadvantageous to such Bank.

      SECTION 8.05. BASE RATE LOANS SUBSTITUTED FOR AFFECTED EURO-DOLLAR LOANS. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

            (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base. Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

            (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

      SECTION 8.06. SUBSTITUTION OF BANK. If any Bank (i) has demanded compensation for increased costs pursuant to Section 8.03 or 8.04 or (ii) has determined that the making or continuation of any Euro-Dollar Loan has become unlawful or impermissible pursuant to Section 8.02 and similar additional interest or compensation has not been demanded by, or a similar determination has not been made by, all of the Banks, the Borrower shall have the right to designate an Assignee which is not an affiliate of the Borrower to purchase for cash, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto, the outstanding Loans and Commitment of such Bank and to assume all of such Bank's other rights and obligations hereunder without recourse to or warranty by, or expense to, such Bank, for a purchase price equal to the principal amount of all of such Bank's outstanding Loans plus any accrued but unpaid interest thereon and the accrued but unpaid facility fees in respect of that Bank's Commitment hereunder plus such amount, if any, as would be payable pursuant to Section 2.12 if the outstanding Loans of such Bank were prepaid in their entirety on the date of consummation of such assignment.

      SECTION 8.07. COMPENSATION. The Borrower shall not be liable for compensating any Bank under Sections 2.12, 8.03 and 8.04 for any funding losses, increased costs or taxes incurred by such Bank more than 30 days prior to such Bank's written notice of its intention to demand payment therefor, unless such losses, costs or taxes arose as a result of the retroactive effect of any applicable law or regulation (including any interpretation thereof or court order with respect thereto).

                                    ARTICLE 9

                                    GUARANTY

      SECTION 9.01. THE GUARANTY. Each of the Guarantors, jointly and severally, hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees jointly and severally that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

      SECTION 9.02. GUARANTY UNCONDITIONAL. The obligations of each Guarantor under this Article shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor under this Agreement or any Note, by operation of law or otherwise;

            (b) any modification or amendment of or supplement to this Agreement or any Note;

            (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any other Obligor under this Agreement or any Note (including, without limitation, in the case of Newcourt, any release of Newcourt USA pursuant to Section 9.07 hereof);

            (d) any change in the corporate existence, structure or ownership of any other Obligor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligor or its assets or any resulting release or discharge of any obligation of any other Obligor contained in this Agreement or any Note;

            (e) the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Borrower, the other Guarantor, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (f) any invalidity or unenforceability relating to or against any other Obligor for any reason of this Agreement or any Note or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of the principal of or interest on any Note or any other amount payable by any other Obligor under this Agreement; or

            (g) any other act or omission to act or delay of any kind by the Borrower, the other Guarantor, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Guarantor's obligations hereunder.

      SECTION 9.03. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Each Guarantor's obligations hereunder shall remain in full force and effect until the Commitment shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      SECTION 9.04. WAIVER BY THE GUARANTORS. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

      SECTION 9.05. SUBROGATION AND CONTRIBUTION. Upon making any payment with respect to any obligation of the Borrower under this Article 9, each Guarantor making such payment shall be subrogated to the fights of the payee against the Borrower with respect to such obligation; PROVIDED that such Guarantor shall not enforce either (i) any right to receive payment by way of subrogation against the Borrower or against any direct or indirect security for such obligation, or any other right to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof or (ii) any fight to receive payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment, in each case so long as (x) any Bank has any Commitment hereunder or (y) any amount payable by the Borrower hereunder remains unpaid.

      SECTION 9.06. STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

      SECTION 9.07. RELEASE OF NEWCOURT USA AS GUARANTOR. Upon the ceasing of Newcourt USA's corporate existence after repayment (PROVIDED that no Default or Event of Default shall have occurred and be continuing at such time) in full of the Newcourt USA Debt including interest thereon and all other amounts with respect thereto, Newcourt USA shall automatically and without further action on the part of any party be released from its obligations as a Guarantor hereunder, and shall no longer be a "Guarantor" party hereto.

      SECTION 9.08. LIMITATION ON THE OBLIGATIONS. The obligations of Newcourt USA solely as a "guarantor" of the obligations of the Borrower under this Article shall be limited to an aggregate amount that is equal to the largest amount that would not render such obligations of Newcourt USA under this Article subject to avoidance under Section 548 of the United States Bankcruptcy Code or any comparable provisions of applicable law.

                                   ARTICLE 10

                                  MISCELLANEOUS

      SECTION 10.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower, either Guarantor or the Agent, at its address or telex or facsimile number set forth on the signature pages hereof,(y) in the case of any Bank, at its address or telex or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) jf given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when received at the address specified in this Section; PROVIDED that notices to the Agent under Article 2 or
Article 8 shall not be effective until received.

      SECTION 10.02. NO WAIVERS. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 10.03. EXPENSES; INDEMNIFICATION. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and each Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and reasonable out-of pocket expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel) which were actually incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; PROVIDED that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct

      SECrION 10.04. SHARING OF SET-OFFS. (a) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata PROVIDED that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.

      (b) If any Obligor fails to pay any amount payable hereunder when due, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of such Obligor against any and all of the obligations of such Obligor now or hereafter existing hereunder, irrespective of whether or not such Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

      SECTION 10.05. AMENDMENTS AND WAIVERS. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent);

PROVIDED that no such amendment or waiver shall, unless signed by all the Banks,
(i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the scheduled maturity of any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (v) release Newcourt from its obligations under its guaranty hereunder or (vi) amend or modify the provisions of this Section 10.05.

      SECTION 10.06. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its tights under this Agreement without the prior written consent of all Banks.

      (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii) or (iii) of Section 10.05 without the consent of the Participant The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Sections 2.12 and 2.14 and Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

      (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption

Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower (such consent not to be unreasonably withheld) and the Agent; PROVIDED that (i) such assignment shall be made on a pro rata basis between this Agreement and the AT&T 364-Day Credit Agreement, based on the aggregate Commitments under this Agreement and the aggregate "Commitments" under the AT&T 364-Day Credit Agreement, if such AT&T 364-Day Credit Agreement is in effect at such time and (ii) the interest assigned to the Assignee hereunder shall be in a minimum amount equivalent to an original Commitment of $3,333,333, and the collective interest of the transferor Bank and its affiliates shall be in a minimum amount equivalent to an original Commitment of $3,333,333 unless, in the case of the transferor Bank and its affiliates, they have no Commitment after giving effect to such assignment Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

      (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

      (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02,8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

      (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.06, disclose to the

Assignee or Participant or proposed Assignee or Participant any information relating to the Borrower or its Subsidiaries furnished to such Bank by the Agent or by or on behalf of the Borrower; PROVIDED that, prior to any such disclosure, such Assignee or Participant or proposed Assignee or Participant shall agree to preserve in accordance with Section 10.11 the confidentiality of any confidential information described therein.

      SECTION 10.07. COLLATERAL. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "MARGIN STOCK" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

      SECTION 10.08. GOVERNING LAW; SUBMISSION TO JURISDICTION. (a) This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York.

      (b) The Borrower and each of the Guarantors hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower and each of the Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      (c) Each Guarantor irrevocably designates and appoints CT Corporation System, having an office on the date hereof at 1633 Broadway, New York, New York 10102 as such Guarantor's authorized agent, to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding referred to in Section 10.08 in any federal or New York State court sitting in New York City. Each Guarantor represents and warrants that such agent has agreed to accept such appointment Said designation and appointment shall not be revocable by any Guarantor until the Commitments have terminated (or, in the case of Newcourt USA, its status as Guarantor hereunder is terminated) and all principal, interest and other amounts payable by it hereunder shall have been paid in full. If such agent shall cease to act as agent for any Guarantor, such Guarantor agrees to designate irrevocably and appoint without delay another such agent satisfactory to the Agent

      (d) Each Guarantor consents to process being served in any suit, action or proceeding referred to in Section 10.08(b) in any federal or New York State court sitting in New York City by service of process upon its agent appointed as provided in Section 10.08(c); PROVIDED that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to such Borrower at its address specified in or pursuant to Section 10.01. Each Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Guarantor in any such suit, action or proceeding and shall, to the fullest extent permitted by law, constitute valid and personal service upon and personal delivery to such Guarantor.

      (e) Nothing in this Section shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or limit the right of the Agent or any Bank to bring proceedings against any Guarantor or the Borrower in the courts of any jurisdiction or jurisdictions.

      SECTION 10.09. COUNTERPARTS; INTEGRATION. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

      SECTION 10.10. WAIVER OF JURY TRIAL. EACH OF THE OBLIGORS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY

      SECTION 10.11. CONFIDENTIALITY. Subject to Section 10.06(f), the Banks shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by the Borrower in accordance with such Bank's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree or transferee in connection with the contemplated transfer, or as required or requested by any governmental authority or representative thereof, or pursuant to legal process, or to its affiliates, accountants, lawyers and other advisors, and shall require any such offeree or transferee to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section 10.11.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 AT&T CAPITAL CORPORATION

                                 By /s/ Glenn A. Votek
                                   ---------------------------------------------
                                    Name: Glenn A. Votek
                                    Title: Executive Vice President & Treasurer
                                 44 Whippany Road
                                 Morristown, NJ 07962
                                 Attention: Glenn A. Votek
                                 Telephone: 973-397-3066
                                 Facsimile: 973-397-3106


                                 NEWCOURT CREDIT GROUP INC., as
                                  Guarantor

                                 By /s/ Glenn A. Votek
                                   ---------------------------------------------
                                   Name: Glenn A. Votek
                                   Title: Executive Vice President & Treasurer

                                 By /s/ Daniel A. Jauernig
                                   ---------------------------------------------
                                   Name: Daniel A. Jauernig
                                   Title: President, Services and Chief
                                                Financial Officer

                                 BCE Place
                                 181 Bay Street
                                 Suite 3500
                                 Toronto, Ontario
                                 CANADA MSJ 2T3
                                 Attention: Daniel A. Jauernig
                                 Telephone: 416-777-6166
                                 Facsimile: 416-594-5229

                                 NEWCOURT CREDIT GROUP USA INC.,
                                  as Guarantor

                                 By /s/ Daniel A. Jauernig
                                   ---------------------------------------------
                                   Name: Daniel A. Jauernig
                                   Title: Senior Vice President & Treasurer

                                 BCE Place
                                 181 Bay Street
                                 Suite 3500
                                 Toronto, Ontario
                                 CANADA M5J 2T3
                                 Attention: Daniel A. Jauernig
                                 Telephone: 416-777-6166
                                 Facsimile: 416-594-5229

COMMITMENTS

ADMINISTRATIVE AGENT

$54,880,435                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT

$54,880,435                      CANADIAN IMPERIAL BANK OF COMMERCE

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                 NEWCOURT CREDIT GROUP USA INC.,
                                  as Guarantor

                                 By
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                 BCE Place
                                 181 Bay Street
                                 Suite 3500
                                 Toronto, Ontario
                                 CANADA M5J 2T3
                                 Attention: Daniel A. Jauernig
                                 Telephone: 416-777-6166
                                 Facsimile: 416-594-5229

COMMITMENTS

ADMINISTRATIVE AGENT

$54,880,435                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                 By /s/ Maria H. Dell'Aquila
                                   ---------------------------------------------
                                    Name: MARIA H. DELL'AQUILA
                                    Title: VICE PRESIDENT

SYNDICATION AGENT

$54,880,435                      CANADIAN IMPERIAL BANK OF COMMERCE

                                 By
                                  ----------------------------------------------
                                    Name:
                                    Title:

                                 NEWCOURT CREDIT GROUP USA INC.,
                                  as Guarantor


                                 By
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                 BCE Place
                                 181 Bay Street
                                 Suite 3500
                                 Toronto, Ontario
                                 CANADA M5J 2T3
                                 Attention: Daniel A. Jauernig
                                 Telephone: 416-777-6166
                                 Facsimile: 416-594-5229

COMMITMENTS

ADMINISTRATIVE AGENT

$54,880,435                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT

$54,880,435                      CANADIAN IMPERIAL BANK OF COMMERCE

                                 By              /s/ Gerald Girardi
                                   ---------------------------------------------
                                    Name:           GERALD GIRARDI
                                    Title:       EXECUTIVE DIRECTOR
                                         CIBC Oppenheimer Corp., AS AGENT

                                DEUTSCHE BANK AG, NEW YORK
                                  BRANCH, as Co-Documentation Agent

                                 By        /s/ Gayma Z. Shivnarain
                                   ---------------------------------------------
                                    Name:   Gayma Z. Shivnarain
                                    Title:  Vice President

                                 By        /s/ Eckhaard Osenberg
                                   ---------------------------------------------
                                    Name:   Eckhaard Osenberg
                                    Title:  Vice President

                                 31 West 52nd Street
                                 New York, NY 10019
                                 Attention: Gayma Z. Shivnarain
                                 Telephone: 212-469-8551
                                 Facsimile: 212-469-8108 Attention:


                                 THE CHASE MANHATTAN BANK, as
                                   Co-Documentation Agent

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                 270 Park Avenue, 36th floor
                                 New York, NY 10017
                                 Attention: Roger Parker, Vice President
                                 Telephone: 212-270-3751
                                 Facsimile: 212-270-7149

                                DEUTSCHE BANK AG, NEW YORK
                                  BRANCH, as Co-Documentation Agent

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                 31 West 52nd Street
                                 New York, NY 10019
                                 Attention: Gayma Z. Shivnarain
                                 Telephone: 212-469-8551
                                 Facsimile: 212-469-8108 Attention:


                                 THE CHASE MANHATTAN BANK, as
                                   Co-Documentation Agent

                                 By /s/ Christine M. Herrick
                                   ---------------------------------------------
                                    Name:  Christine M. Herrick
                                    Title: Vice President

                                 270 Park Avenue, 36th floor
                                 New York, NY 10017
                                 Attention: Roger Parker, Vice President
                                 Telephone: 212-270-3751
                                 Facsimile: 212-270-7149

PARTICIPANTS

$33,260,870                      BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION

                                 By /s/ Bridget Garavalia
                                   ---------------------------------------------
                                    Name:  Bridget Garavalia
                                    Title: Managign Director


$33,260,870                      BARCLAYS BANK PLC

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:


$33,260,870                      CREDIT LYONNAIS, NEW YORK BRANCH

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:


$33,260,870                      DRESDNER BANK AG, NEW YORK BRANCH

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:


                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

PARTICIPANTS

$33,260,870                      BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:


$33,260,870                      BARCLAYS BANK PLC


                                 By /s/ Douglas Butler
                                   ---------------------------------------------
                                    Name:  Douglas Butler
                                    Title: Director


$33,260,870                      CREDIT LYONNAIS, NEW YORK BRANCH

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:


$33,260,870                      DRESDNER BANK AG, NEW YORK BRANCH


                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

                                 By
                                   ---------------------------------------------
                                    Name:
                                    Title:

PARTICIPANTS

$33,260,870                             BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS
                                          ASSOCIATION

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             BARCLAYS BANK PLC

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             CREDIT LYONNAIS,
                                          NEW YORK BRANCH

                                        By /s/ W. Jay Buckley
                                          --------------------------------------
                                          Name:  W. JAY BUCKLEY
                                          Title: VICE PRESIDENT


$33,260,870                             DRESDNER BANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By /s/ Jane W. Workman
                                          --------------------------------------
                                          Name:  JANE W. WORKMAN
                                          Title: SENIOR VICE PRESIDENT


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO
                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By /s/ Cory M. Helfand
                                          --------------------------------------
                                          Name:  CORY M. HELFAND
                                          Title: VICE PRESIDENT


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By /s/ Andrea H. Lee
                                          --------------------------------------
                                          Name:  Andrea H. Lee
                                          Title: VP


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By /s/ P C L Holberton
                                          --------------------------------------
                                          Name:  P C L Holberton
                                          Title: Senior Vice President


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By /s/ Bill Schmid
                                          --------------------------------------
                                          Name:  Bill Schmid
                                          Title: Relationship Manager

                                        By /s/ R. Adams Perry III
                                          --------------------------------------
                                          Name:  R. ADAMS PERRY III
                                          Title: SVP & Head of Corporate
                                                    Banking & Finance

$21,619,565                             ROYAL BANK OF CANADA

                                        By /s/ Terence E. J. [Illegible]
                                          --------------------------------------
                                          Name:  Terence E. J. [Illegible]
                                          Title: Senior Manager


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By /s/ P.F. Girvan
                                          --------------------------------------
                                          Name:  P.F. Girvan
                                          Title: Relationship Manager


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By /s/ Matt Hendel
                                          --------------------------------------
                                          Name:  MATT HENDEL
                                          Title: MANAGER, TREASURY CREDIT

                                        By /s/ [Illegible]
                                          --------------------------------------
                                          Name:  [Illegible]
                                          Title: [Illegible]


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By /s/ Masahiro Ito
                                          --------------------------------------
                                          Name:  Masahiro Ito
                                          Title: Senior Vice President


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By /s/ John C. Kissinger
                                          --------------------------------------
                                          Name:    John C. Kissinger
                                          Title: Joint General Manager

$14,967,391                             DG DEUTSCHE
                                          GENOSSENSCHAFTSBANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By /s/ Giulio Natalicchi
                                          --------------------------------------
                                          Name:  Giulio Natalicchi
                                          Title: Vice President & General
                                                 Manager

                                        By /s/ Robert E. Woods
                                          --------------------------------------
                                          Name:  Robert E. Woods
                                          Title: Vice President


$13,304,348                             BANK OF HAWAII

                                        By______________________________________
                                          Name:
                                          Title:

$14,967,391                             DG DEUTSCHE
                                          GENOSSENSCHAFTSBANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANK OF HAWAII

                                        By /s/ Joseph T. Donalson
                                          --------------------------------------
                                          Name:  Joseph T. Donalson
                                          Title: Vice President

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By /s/ Ralf Enke
                                          --------------------------------------
                                          Name:  Ralf Enke
                                          Title: Assistant Treasurer

                                        By /s/ Marianne Weinzinger
                                          --------------------------------------
                                          Name:  Marianne Weinzinger
                                          Title:   Vice President


$ 13,304,348                            COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By /s/ Marian Enright
                                          --------------------------------------
                                          Name:  MARIAN ENRIGHT
                                          Title: VICE PRESIDENT


$ 13,304,348                            CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By /s/ Jay Chall
                                          --------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                        By /s/ Thomas G. Muoio
                                          --------------------------------------
                                          Name:  THOMAS G. MUOIO
                                          Title: VICE PRESIDENT


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By /s/ Chad A. Leat
                                          --------------------------------------
                                          Name:  Chad A. Leat
                                          Title: Managing Director

$13,304,348                             SOCIETE GENERALE

                                        By /s/ Russell S. Gorman
                                          --------------------------------------
                                          Name:  Russell S. Gorman
                                          Title:   Vice President


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By /s/ Thomas C. McCrohan
                                          --------------------------------------
                                          Name:  Thomas C. McCrohan
                                          Title: Assistant Vice President


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By /s/ Louis Ferreira
                                          --------------------------------------
                                          Name:  Louis Ferreira
                                          Title: Vice President


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By /s/ J. Anthony Seay
                                          --------------------------------------
                                          Name:  J. Anthony Seay
                                          Title: First Vice President
                                                 BANK AUSTRIA, AG

                                        By /s/ Amy Rich
                                          --------------------------------------
                                          Name:  Amy Rich
                                          Title: Vice President

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By
                                          --------------------------------------
                                          Name:
                                          Title: Vice President

                                        By /s/ Riva L. Howard
                                          --------------------------------------
                                          Name:  RIVA L. HOWARD
                                          Title: Vice President


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By /s/ Robert G. Carino
                                          --------------------------------------
                                          Name:  Robert G. Carino
                                          Title:  Vice President

                                        By /s/ Duane Helkowski
                                          --------------------------------------
                                          Name:  DUANE HELKOWSKI
                                          Title: VICE PRESIDENT


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By /s/ Peter Obermann
                                          --------------------------------------
                                          Name:  Peter Obermann
                                          Title: Senior Vice President

                                        By /s/ Alexander Kohnert
                                          --------------------------------------
                                          Name:  Alexander Kohnert
                                          Title: Vice President

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By /s/ Raymond Ventura
                                          --------------------------------------
                                          Name:  RAYMOND VENTURA
                                          Title: Vice President & Manager


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By______________________________________
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$765,000,000
============

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By /s/ Donald H. Rubin
                                          --------------------------------------
                                          Name:  Donald H. Rubin
                                          Title: Vice President

TOTAL COMMITMENTS

$765,000,000
============

                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent

                                        By /s/ Maria H. Dell'Aquila
                                          --------------------------------------
                                          Name:  MARIA H. DELL'AQUILA
                                          Title: VICE PRESIDENT
                                        60 Wall Street
                                        New York, NY 10260
                                        Attention: Courtney Smith
                                        Telephone: 212-648-6588
                                        Facsimile: 212-648-5249


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE, as Syndication Agent

                                        By______________________________________
                                          Name:
                                          Title:
                                        Commerce Court West
                                        7th Floor
                                        Toronto, Ontario
                                        CANADA M5L 1A2
                                        Attention: Associate Director
                                                   Agency Group
                                        Telephone: 416-980-4077
                                        Facsimile: 416-980-5151

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By /s/ Chad A. Leat
                                          --------------------------------------
                                          Name:  Chad A. Leat
                                          Title: Managing Director

$13,304,348                             SOCIETE GENERALE

                                        By /s/ Russell S. Gorman
                                          --------------------------------------
                                          Name:  Russell S. Gorman
                                          Title:   Vice President


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By /s/ Thomas C. McCrohan
                                          --------------------------------------
                                          Name:  Thomas C. McCrohan
                                          Title: Assistant Vice President


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By /s/ Louis Ferreira
                                          --------------------------------------
                                          Name:  Louis Ferreira
                                          Title: Vice President


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By /s/ J. Anthony Seay
                                          --------------------------------------
                                          Name:  J. Anthony Seay
                                          Title: First Vice President
                                                 BANK AUSTRIA, AG

                                        By /s/ Amy Rich
                                          --------------------------------------
                                          Name:  Amy Rich
                                          Title: Vice President

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By /s/
                                          --------------------------------------
                                          Name:
                                          Title: Vice President

                                        By /s/ Riva L. Howard
                                          --------------------------------------
                                          Name:  RIVA L. HOWARD
                                          Title: Vice President


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By /s/ Robert G. Carino
                                          --------------------------------------
                                          Name:  Robert G. Carino
                                          Title:  Vice President

                                        By /s/ Duane Helkowski
                                          --------------------------------------
                                          Name:  DUANE HELKOWSKI
                                          Title: VICE PRESIDENT


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By /s/ Peter Obermann
                                          --------------------------------------
                                          Name:  Peter Obermann
                                          Title: Senior Vice President

                                        By /s/ Alexander Kohnert
                                          --------------------------------------
                                          Name:  Alexander Kohnert
                                          Title: Vice President

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By /s/ Raymond Ventura
                                          --------------------------------------
                                          Name:  RAYMOND VENTURA
                                          Title: Vice President & Manager


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By______________________________________
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$765,000,000
============

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By /s/ Donald H. Rubin
                                          --------------------------------------
                                          Name:  Donald H. Rubin
                                          Title: Vice President

TOTAL COMMITMENTS

$765,000,000
============

                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent

                                        By /s/ Maria H. Dell'Aquila
                                          --------------------------------------
                                          Name:  MARIA H. DELL'AQUILA
                                          Title: VICE PRESIDENT
                                        60 Wall Street
                                        New York, NY 10260
                                        Attention: Courtney Smith
                                        Telephone: 212-648-6588
                                        Facsimile: 212-648-5249


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE, as Syndication Agent

                                        By______________________________________
                                          Name:
                                          Title:
                                        Commerce Court West
                                        7th Floor
                                        Toronto, Ontario
                                        CANADA M5L 1A2
                                        Attention: Associate Director
                                                   Agency Group
                                        Telephone: 416-980-4077
                                        Facsimile: 416-980-5151

PARTICIPANTS

$33,260,870                             BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS
                                          ASSOCIATION

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             BARCLAYS BANK PLC

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             CREDIT LYONNAIS,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             DRESDNER BANK AG,
                                          NEW YORK BRANCH

                                        By /s/ [Illegible]
                                          --------------------------------------
                                          Name:  [Illegible]
                                          Title: [Illegible]

                                        By /s/ Anthony C. Valencourt
                                          --------------------------------------
                                          Name:  Anthony C. Valencourt
                                          Title: Senior Vice President

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By /s/ Jane W. Workman
                                          --------------------------------------
                                          Name:  JANE W. WORKMAN
                                          Title: SENIOR VICE PRESIDENT


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By /s/ Cory M. Helfand
                                          --------------------------------------
                                          Name:  CORY M. HELFAND
                                          Title: VICE PRESIDENT


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By /s/ Andrea H. Lee
                                          --------------------------------------
                                          Name:  Andrea H. Lee
                                          Title: VP


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By /s/ P C L Holberton
                                          --------------------------------------
                                          Name:  P C L Holberton
                                          Title: Senior Vice President


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$33,260,870                             FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


$33,260,870                             THE FIRST NATIONAL BANK OF
                                          CHICAGO

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             MARINE MIDLAND BANK

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By /s/ Bill Schmid
                                          --------------------------------------
                                          Name:  Bill Schmid
                                          Title: Relationship Manager

                                        By /s/ R. Adams Perry III
                                          --------------------------------------
                                          Name:    R. ADAMS PERRY III
                                          Title: SVP & Head of Corporate
                                                    Banking & Finance

$21,619,565                             ROYAL BANK OF CANADA

                                        By /s/ [Illegible]
                                          --------------------------------------
                                          Name:  [Illegible]
                                          Title: [Illegible]


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By /s/ P.F. Girvan
                                          --------------------------------------
                                          Name:  P.F. Girvan
                                          Title: Relationship Manager


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By /s/ Matt Hendel
                                          --------------------------------------
                                          Name:  MATT HENDEL
                                          Title: MANAGER TREASURY CREDIT

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By /s/ Masahiro Ito
                                          --------------------------------------
                                          Name:  Masahiro Ito
                                          Title: Senior Vice President


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

$21,619,565                             ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:


$21,619,565                             THE TORONTO-DOMINION BANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$18,293,478                             THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By /s/ John C. Kissinger
                                          --------------------------------------
                                          Name:    John C. Kissinger
                                          Title: Joint General Manager

$14,967,391                             DG DEUTSCHE
                                          GENOSSENSCHAFTSBANK

                                        By /s/ Karen A. Brinkman
                                          --------------------------------------
                                          Name:  KAREN A. BRINKMAN
                                          Title: Vice President

                                        By /s/ [Illegible] Ritz
                                          --------------------------------------
                                          Name:  Ritz
                                          Title: VP


$13,304,348                             BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANK OF HAWAII

                                        By______________________________________
                                          Name:
                                          Title:

$14,967,391                             DG DEUTSCHE
                                          GENOSSENSCHAFTSBANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By /s/ Giulio Natalicchi
                                          --------------------------------------
                                          Name:  Giulio Natalicchi
                                          Title: Vice President & General
                                                 Manager

                                        By /s/ Robert E. Woods
                                          --------------------------------------
                                          Name:  Robert E. Woods
                                          Title: Vice President


$13,304,348                             BANK OF HAWAII

                                        By______________________________________
                                          Name:
                                          Title:

$14,967,391                             DG DEUTSCHE
                                          GENOSSENSCHAFTSBANK

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             BANK OF HAWAII

                                        By /s/ Joseph T. Donalson
                                          --------------------------------------
                                          Name:  Joseph T. Donalson
                                          Title: Vice President

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By /s/ Ralf Enke
                                          --------------------------------------
                                          Name:  Ralf Enke
                                          Title: Assistant Treasurer

                                        By /s/ Marianne Weinzinger
                                          --------------------------------------
                                          Name:  Marianne Weinzinger
                                          Title: Vice President


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             CREDIT SUISSE FIRST BOSTON

                                        By /s/ Jay Chall
                                          --------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                        By /s/ Thomas G. Muoio
                                          --------------------------------------
                                          Name:  THOMAS G. MUOIO
                                          Title: VICE PRESIDENT


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             BAYERISCHE VEREINSBANK AG,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


$ 13,304,348                            CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             SALOMON BROTHERS HOLDING
                                          COMPANY INC.

                                        By /s/ Chad A. Leat
                                          --------------------------------------
                                          Name:  Chad A. Leat
                                          Title: Managing Director

$13,304,348                             SOCIETE GENERALE

                                        By /s/ Russell S. Gorman
                                          --------------------------------------
                                          Name:  Russell S. Gorman
                                          Title:   Vice President


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By /s/ Thomas C. McCrohan
                                          --------------------------------------
                                          Name:  Thomas C. McCrohan
                                          Title: Assistant Vice President


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By /s/ Louis Ferreira
                                          --------------------------------------
                                          Name:  Louis Ferreira
                                          Title: Vice President


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$13,304,348                             SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


$13,304,348                             THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANCO CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANK AUSTRIA
                                          AKTIENGESELLSCHAFT

                                        By /s/ J. Anthony Seay
                                          --------------------------------------
                                          Name:  J. Anthony Seay
                                          Title: First Vice President
                                                 BANK AUSTRIA, AG

                                        By /s/ [Illegible]
                                          --------------------------------------
                                          Name:  [Illegible]
                                          Title: [Illegible]

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By /s/
                                          --------------------------------------
                                          Name:
                                          Title: Vice President

                                        By /s/ Riva L. Howard
                                          --------------------------------------
                                          Name:  RIVA L. HOWARD
                                          Title: Vice President


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By /s/ Robert G. Carino
                                          --------------------------------------
                                          Name:  Robert G. Carino
                                          Title:  Vice President

                                        By /s/ Duane Helkowski
                                          --------------------------------------
                                          Name:  DUANE HELKOWSKI
                                          Title: VICE PRESIDENT


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

$8,315,217                              BANQUE NATIONALE DE PARIS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BANQUE PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By /s/ Peter Obermann
                                          --------------------------------------
                                          Name:  Peter Obermann
                                          Title: Senior Vice President

                                        By /s/ Alexander Kohnert
                                          --------------------------------------
                                          Name:  Alexander Kohnert
                                          Title: Vice President

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By /s/ Raymond Ventura
                                          --------------------------------------
                                          Name:  RAYMOND VENTURA
                                          Title: Vice President & Manager


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By______________________________________
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$765,000,000
============

$8,315,217                              THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:


$8,315,217                              UNION BANK OF CALIFORNIA, N.A.

                                        By /s/ Donald H. Rubin
                                          --------------------------------------
                                          Name:  Donald H. Rubin
                                          Title: Vice President

TOTAL COMMITMENTS

$765,000,000
============

                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent

                                        By /s/ Maria H. [Illegible]
                                          --------------------------------------
                                          Name:  MARIA H. [ILLEGIBLE]
                                          Title: VICE PRESIDENT
                                        60 Wall Street
                                        New York, NY 10260
                                        Attention: Courtney Smith
                                        Telephone: 212-648-6588
                                        Facsimile: 212-648-5249


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE, as Syndication Agent

                                        By______________________________________
                                          Name:
                                          Title:
                                        Commerce Court West
                                        7th Floor
                                        Toronto, Ontario
                                        CANADA M5L 1A2
                                        Attention: Associate Director
                                                   Agency Group
                                        Telephone: 416-980-4077
                                        Facsimile: 416-980-5151

                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent

                                        By______________________________________
                                          Name:
                                          Title:
                                        60 Wall Street
                                        New York, NY 10260
                                        Attention: Courtney Smith
                                        Telephone: 212-648-6588
                                        Facsimile: 212-648-5249


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE, as Syndication Agent

                                        By /s/ Gerald Girardi
                                          --------------------------------------
                                          Name:         GERALD GIRARDI
                                          Title:      EXECUTIVE DIRECTOR
                                                 [Illegible] Corp., AS AGENT
                                        425 Lexington Avenue
                                        8th Floor
                                        New York, NY 10017
                                        Attention: Gerald J. Girardi
                                        Telephone: 212-856-3649
                                        Facsimile: 212-856-3558

CO-DOCUMENTATION AGENTS

$54,880,435                             DEUTSCHE BANK AG, NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCH

                                        By /s/ Gayma Z. Shivnarain
                                          --------------------------------------
                                          Name:  Gayma Z. Shivnarain
                                          Title: Vice President

                                        By /s/ Eckhard Osenberg
                                          --------------------------------------
                                          Name:  Eckhard Osenberg
                                          Title: Vice President


$54,880,435                             THE CHASE MANHATTAN BANK

                                        By______________________________________
                                          Name:
                                          Title:

CO-DOCUMENTATION AGENTS

$54,880,435                             DEUTSCHE BANK AG, NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


$54,880,435                             THE CHASE MANHATTAN BANK

                                        By______________________________________
                                          Name:  Christine M. Herrick
                                          Title: Vice President

                                                                       EXHIBIT A

                                      NOTE

                                                              New York, New York
                                                                          , 19

      For value received, AT&T Capital Corporation, a Delaware corporation (the "BORROWER"), promises to pay to the order of

            (the "BANK"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

      All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This note is one of the Notes referred to in and subject to the terms of the $765,000,000 Credit Agreement dated as of April 13, 1998 among the Borrower, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof. Pursuant to the Credit Agreement, payment of principal and interest on this Note is unconditionally guaranteed by the Guarantors on the terms contained in Article 9 of the Credit Agreement.

                                        AT&T CAPITAL CORPORATION


                                        By______________________________________
                                          Name:
                                          Title:

Guaranteed pursuant to the Credit Agreement referred to above:

                                        NEWCOURT CREDIT GROUP INC.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        NEWCOURT CREDIT GROUP USA INC.

                                        By______________________________________
                                          Name:
                                          Title:

                        LOANS AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
                                  AMOUNT OF
                 AMOUNT OF         TYPE OF       PRINCIPAL
   DATE            LOAN              LOAN          REPAID       NOTATION MADE BY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     EXHIBIT B-1

                                   OPINION OF
                            COUNSEL FOR THE BORROWER

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

      I am Assistant General Counsel of AT&T Capital Corporation (the "BORROWER"), and as such, have acted as counsel for the Borrower in connection with the $765,000,000 Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of April 13, 1998 among the Borrower, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Borrower pursuant to Section 3.O1(d)(i) of the Credit Agreement.

      I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and Jaw as I have deemed necessary or advisable for purposes of this opinion.

      Upon the basis of the foregoing, I am of the opinion that:

      1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower.

      3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with their respective terms, and the guaranty of any Guarantor pursuant to the Credit Agreement constitutes a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of the Credit Agreement or the Notes.

      5. Each of the Borrower's consolidated subsidiaries which is a corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      I am a member of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. Insofar as the foregoing opinion involves matters governed by the laws of Canada, we have relied, with your approval and without independent investigation, upon the opinion of the Secretary and legal counsel of Newcourt, dated the date hereof, a copy of which has been delivered to you. In addition, in giving the foregoing opinion, I express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

      This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.

                  Very truly yours,

                                                                     EXHIBIT B-2

                                   OPINION OF
                              COUNSEL FOR NEWCOURT

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

      I am Secretary and Counsel of Newcourt Credit Group Inc. (the "GUARANTOR"), and as such, have acted as counsel for the Guarantor in connection with the $765,000,000 Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of April 13, 1998 among AT&T Capital Corporation, the Guarantor, Newcourt Credit Group USA Inc., the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you by me in my capacity as an officer of the Guarantor and not in my personal capacity at the request of the Guarantor pursuant to Section 3.01(d)(ii) of the Credit Agreement.

      I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

      Upon the basis of the foregoing, I am of the opinion that:

      1. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Ontario, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      2. The execution, delivery and performance by the Guarantor of the Credit Agreement and the Notes are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, including without limitation, any action by or in respect of, or filing with, any governmental body, agency or official required by exchange control regulations to enable the Guarantor to pay its obligations hereunder in Dollars at the office of the Agent in New York City, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Guarantor or result in the creation or imposition of any Lien on any asset of the Guarantor.

      3. The Credit Agreement constitutes a valid and binding agreement of the Guarantor and the Notes constitute valid and binding obligations of the Guarantor, in each case enforceable against the Guarantor in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of the Credit Agreement.

      5. Each of the Guarantor's Consolidated Subsidiaries which is a corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      I am qualified to practice law in the Province of Ontario and the foregoing opinion is limited to the laws of the Province of Ontario and the laws of Canada applicable therein. In giving the foregoing opinion, I express no opinion as to the effect (if any) of any law of any jurisdiction (except the Province of Ontario) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

      This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.


                                      B2-2

                               Very truly yours,


                                      B2-3

                                                                     EXHIBIT B-3

                                   OPINION OF
                            COUNSEL FOR NEWCOURT USA

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

      I am Assistant General Counsel of AT&T Capital Corporation, and as such, have acted as special counsel for Newcourt Credit Group USA Inc. (the "GUARANTOR"), in connection with the $765,000,000 Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of April 13, 1998 among AT&T Capital Corporation, the Guarantor, Newcourt Credit Group Inc., the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of the Guarantor pursuant to Section 3.0l(d)(iii) of the Credit Agreement.

      I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

      Upon the basis of the foregoing, I am of the opinion that:

      1. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      2. The execution, delivery and performance by the Guarantor of the Credit Agreement and the Notes are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, including without limitation, any action by or in respect of, or filing with, any governmental body, agency or official required by exchange control regulations to enable the Guarantor to pay its obligations hereunder in Dollars at the office of the Agent in New York City, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Guarantor or result in the creation or imposition of any Lien on any asset of the Guarantor.

      3. The Credit Agreement constitutes a valid and binding agreement of the Guarantor and the Notes constitute valid and binding obligations of the Guarantor, in each case enforceable against the Guarantor in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against, the Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of the Credit Agreement.

      5. Each of the Guarantor's consolidated subsidiaries which is a corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except those which the failure to have would not have a Material Adverse Effect.

      I am a member of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, I express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

      This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.


                                      B3-2

                               Very truly yours,


                                      B3-3

                                                                       EXHIBIT C

                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                  FOR THE AGENT

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

      We have participated in the preparation of the $765,000,000 Credit Agreement (the "CREDIT AGREEMENT") dated as of April 13, 1998 among AT&T Capital Corporation, a Delaware corporation (the "BORROWER"), Newcourt Credit Group Inc., an Ontario corporation, Newcourt Credit Group USA Inc., a Delaware corporation, the banks listed on the signature pages thereof (the "BANKS"), Morgan Guaranty Trust Company of New York, as Administrative Agent (the "AGENT"), Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers, and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

      We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

      Upon the basis of the foregoing, we are of the opinion that:

      1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate power and have been duly authorized by all necessary corporate action.

      2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

      This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                Very truly yours,

                                                                       EXHIBIT D

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      AGREEMENT dated as of _________, ____ among [ASSIGNOR] (the "ASSIGNOR"), [ASSIGNEE] (the "ASSIGNEE"), AT&T CAPITAL CORPORATION (the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "AGENT").

                               W I T N E S S E T H

      WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the $765,000,000 Credit Agreement dated as of April 13, 1998 among the Borrower, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the Assignor and the other Banks party thereto, as Banks, the Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers (as amended, the "CREDIT AGREEMENT") and is done pursuant to Section 10.06(c) of the Credit Agreement and contemporaneously with an assignment under the AT&T 364-Day Credit Agreement, if such AT&T 364-Day Credit Agreement is in effect at such time;

      WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

      WHEREAS, [Committed] Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

      WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of its outstanding [Committed] Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

      SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

      SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the [Committed] Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

      SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

      SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to Section 10.06(c) the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

      SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

      SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]

                                    By__________________________________________
                                     Title:


                                   [ASSIGNEE]

                                    By__________________________________________
                                     Title:


                                    AT&T CAPITAL CORPORATION

                                    By__________________________________________
                                     Title:

                                    MORGAN GUARANTY TRUST
                            COMPANY OF NEW YORK, as Agent

                                    By__________________________________________
                                     Title:

                                                                       EXHIBIT E

                            TERMS OF SUBORDINATION(1)

      Section 1. SUBORDINATION TO SUPERIOR DEBT. Newcourt and the lender of the Subordinated Debt (the "LENDER") agree for the benefit of the holders of the Superior Debt that the Subordinated Debt shall, to the extent hereinafter set forth, be subordinate and junior in right of payment to all Superior Debt of Newcourt.

      Section 2. NEWCOURT NOT TO MAKE PAYMENTS HEREUNDER IN CERTAIN CIRCUMSTANCES. (a) Upon the maturity of all or any part of the Superior Debt by lapse of time, acceleration or otherwise, such Superior Debt shall first be paid in full in cash, or such payment shall be duly provided for in a manner satisfactory to the holders of such Superior Debt, before any payment by Newcourt is made on account of the principal of or premium, if any, or interest on the notes issued hereunder (the "SUBORDINATED NOTES") or to acquire any of the Subordinated Notes or on account of any sinking fund for the Subordinated Notes.

      (b) In the event and during the continuation of any Event of Default or any event or condition that, with the giving of notice or the lapse of time or both, would become an Event of Default (as such term is defined in the Credit Agreement) (each such Event of Default or any such event or condition that, with the giving of notice or the lapse of time, or both, being referred to in this Agreement as a "SUPERIOR DEBT DEFAULT"), (i) no payment shall be made by Newcourt on or with respect to the principal of, or, premium, if any, or interest on, the Subordinated Notes or to acquire any Subordinated Notes or on account of any sinking hind for the Subordinated Notes unless and until such Superior Debt Default shall have been remedied, nor shall any such payment be made if after giving effect, as if paid, to such payment, any Superior Debt Default would exist and (ii) no holder of Subordinated Notes shall demand, accept or receive, any direct or indirect payment (in cash or property or by setoff, exercise of contractual

----------

      (1) These Terms of Subordination refer to the $765,000,000 Credit Agreement (as amended from time to time, the "CREDIT AGREEMENT") dated as of April 13, 1998 among AT&T Capital Corporation, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the banks parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers and the AT&T 364-Day Credit Agreement and the Newcourt Credit Agreement. Capitalized terms used but not defined herein are used herein as defined in the Credit Agreement. Without limitation of the foregoing, the term "SUPERIOR DEBT" is defined in the definition of "SUBORDINATED DEBT" in the Credit Agreement.

or statutory rights or otherwise) of or on account of any Subordinated Notes, notwithstanding the terms of the Subordinated Notes or of any agreement or instrument which governs the Subordinated Notes, and no such payment shall be due.

      (c) Unless and until all principal of, premium, if any, and interest on, and all other obligations of Newcourt under, the Superior Debt shall have been paid in full, no holder of Subordinated Notes will commence or maintain any action, suit or any other legal or equitable proceeding against Newcourt, or join with any creditor in any such proceeding, under any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar law, unless the holders of Superior Debt shall also join in bringing such proceeding, provided that this Section 2(c) shall not prohibit a holder of Subordinated Notes from filing a proof of claim or otherwise participating in any such proceeding not commenced by it.

      Section 3. SUBORDINATED NOTES SUBORDINATED TO PRIOR PAYMENT OF ALL SUPERIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF NEWCOURT. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Newcourt or to its creditors, in their capacity as creditors of Newcourt, or to substantially all of its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Newcourt, whether or not involving insolvency or bankruptcy, then:

      (a) the holders of all Superior Debt shall first be entitled to receive payment in full in cash of the principal thereof, premium, if any, interest and all other amounts payable thereon (accruing before and after the commencement of the proceedings whether or not allowed or allowable in any such proceedings) before the holders of the Subordinated Notes are entitled to receive any payment on account of the principal of, premium, if any, or interest on the Subordinated Notes; and

      (b) all Subordinated Notes shall forthwith (notwithstanding the terms of Section 2) become due and payable and any payment or distribution of assets of Newcourt of any kind or character, whether in cash, property or securities to which the holders of the Subordinated Notes would be entitled, but for the provisions of these Terms of Subordination, shall be paid or distributed by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Agent or any other representative on behalf of the holders of Superior Debt, to the extent necessary to make payment in full of all principal, premium, if any, interest and all other amounts payable on all Superior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Superior Debt.

      Section 4. RIGHTS OF HOLDERS OF SUPERIOR DEBT; SUBROGATION. (a) Should any payment or distribution or security or the proceeds of any thereof be collected or received by any holder of Subordinated Notes in respect of the Subordinated Notes, and such collection or receipt is prohibited hereunder prior to the payment in full of the Superior Debt, such holder will forthwith deliver the same to the Agent for the equal and ratable benefit of the holders of the Superior Debt in precisely the form received (except for the endorsement or the assignment of or by such holder where necessary) for application to payment of all Superior Debt in full, after giving effect to any concurrent payment or distribution to the holders of Superior Debt and, until so delivered, the same shall be held in trust by such holder as the property of the holders of the Superior Debt.

      (b) All payments and distributions received by the Agent in respect of the Subordinated Notes, to the extent received in or converted into cash, may be applied by the Agent first to the payment of any and all reasonable out-of-pocket expenses (including attorney's fees and legal expenses) paid or incurred by the Agent or such representative in enforcing the provisions hereof or in endeavoring to collect or realize upon the Subordinated Notes or any security therefor, and any balance thereof shall, solely as between any holder of the Subordinated Notes, on the one hand, and the holders of the Superior Debt, on the other hand, be applied by the Agent in such order of application as the Agent may from time to time select, toward the payment of the Superior Debt remaining unpaid.

      (c) No holder of Subordinated Notes shall be subrogated to the rights of the holders of the Superior Debt to receive payments or distributions of assets of Newcourt until all amounts payable with respect to the Superior Debt shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Superior Debt of any cash, property or securities to which any holder of Subordinated Notes would be entitled except for these provisions shall, as between Newcourt, its creditors other than the holders of the Superior Debt, and such holders of Subordinated Notes, be deemed to be a payment by Newcourt to or on account of the Superior Debt. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of holders of Subordinated Notes, on the one hand, and the holders of the Superior Debt, on the other hand.

      (d) Subject to the payment in full of all Superior Debt, the holders of the Subordinated Notes shall be subrogated (equally and ratably with the holders of all subordinated indebtedness of Newcourt which, by its terms, is not superior in right of payment to the Subordinated Notes, and ranks on a parity with the Subordinated

Notes) to the rights of the holders of Superior Debt to receive payments or distributions of cash, property or securities of Newcourt applicable to the Superior Debt until all amounts owing on the Subordinated Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Subordinated Notes of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the holders of the Superior Debt shall, as between Newcourt, its creditors other than the holders of Superior Debt and the holders of the Subordinated Notes, be deemed to be a payment to or on account of the Subordinated Notes. The holders of Subordinated Notes agree that, in the event that all or any part of any payment made on account of the Superior Debt is recovered from the holders of Superior Debt as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the holders of Subordinated Notes on account of the Subordinated Notes at any time after the date of the payment so recovered, whether pursuant to the right of subrogation provided for in this Section 4(d) or otherwise, shall be deemed to have been received by such holders of Subordinated Notes in trust as the property of the holders of the Superior Debt and such holders shall forthwith deliver the same to the Agent for the equal and ratable benefit of the holders of the Superior Debt for application to payment of all Superior Debt in full.

      Section 5. RENEWALS, EXTENSIONS AND INCREASES OF SUPERIOR DEBT. Each holder of Subordinated Notes by his acceptance thereof thereby waives any and all notice of renewal, extension, accrual or increase in the amount of any of the Superior Debt, present or future, and agrees and consents that without notice to or assent by any holder or holders of the Subordinated Notes:

            (i) the obligation and liabilities of Newcourt or any other party or parties for or upon the Superior Debt (or any promissory note, security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, increased, modified, amended, accelerated, compromised, supplemented, tenninated, sold, exchanged, waived or released;

            (ii) the Agent or any other representative acting on behalf of the holders of the Superior Debt and the holders of the Superior Debt may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the Superior Debt; and

            (iii) any balance or balances of funds with any holders of the Superior Debt at any time standing to the credit of Newcourt may, from time to time, in whole or in part, be surrendered or released;

all as the Agent or any other representative or representatives acting on behalf of the holders of the Superior Debt and the holders of the Superior Debt may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Subordinated Notes to the Superior Debt provided for herein.

      Section 6. OBLIGATION OF NEWCOURT UNCONDITIONAL. Nothing contained in these Terms of Subordination or in the Subordinated Notes is intended to or shall impair, as between Newcourt, its creditors other than the holders of the Superior Debt, and the holders of the Subordinated Notes, the obligation of Newcourt, which is absolute and unconditional, to pay to the holders of the Subordinated Notes the principal of, premium, if any, and interest on the Subordinated Notes, as and when the same shall become due and payable (except as provided in Section 2), by lapse of time, acceleration or otherwise, in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Notes and other creditors of Newcourt other than the holders of the Superior Debt, nor shall anything herein or therein prevent the trustee or the holder of any Subordinated Notes (i) from taking all appropriate actions to preserve its rights under the Subordinated Notes not inconsistent with the rights of the holders of the Superior Debt under these Terms of Subordination, or (ii) from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Notes, subject to the rights, if any, of the holders of the Superior Debt under Section 2 of these Terms of Subordination and in respect of cash, property or securities of Newcourt otherwise payable or delivered to such holders of Subordinated Notes upon the exercise of any such remedy.

      Section 7. MISCELLANEOUS. (a) Each holder of Subordinated Notes by its acceptance thereof thereby acknowledges and agrees that the holders of the Superior Debt have relied upon and will continue to rely upon the subordination provided for herein in entering into the agreements relating to Superior Debt and in extending credit to Newcourt and its Subsidiaries pursuant thereto.

      (b) No present or future holder of Superior Debt shall be prejudiced in his right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of Newcourt or any holder of the Subordinated Notes. The subordination provisions contained herein are for the benefit of the holders of the Superior Debt from time to time and, so long as Superior Debt is outstanding under any agreement, may not be rescinded, canceled or modified in any way without the prior written consent thereto of all holders of Superior Debt.

      (c) The subordination provisions hereof shall be binding upon any holder of the Subordinated Notes and upon the heirs, legal representatives, successors and assigns of any holder of the Subordinated Notes; and, to the extent that any holder of the Subordinated Notes is either a partnership or a corporation, all references herein to any holder of the Subordinated Notes shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

      (d) These Terms of Subordination shall be construed in accordance with and governed by the laws of the State of New York.

                                                                       EXHIBIT F

                              TERMS OF GUARANTY(1)

      SECTION 1. THE GUARANTY. The Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each note issued by AT&T Capital Corporation and Newcourt pursuant to the Newcourt Agreements, and the full and punctual payment of all other amounts payable by AT&T Capital Corporation and Newcourt under the Newcourt Agreements. Upon failure by AT&T Capital Corporation or Newcourt to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Newcourt Agreements.

      SECTION 2. GUARANTY UNCONDITIONAL. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of AT&T Capital Corporation or Newcourt under the Newcourt Agreements or any note thereunder, by operation of law or otherwise;

            (b) any modification or amendment of or supplement to the Newcourt Agreements or any note thereunder;

            (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of AT&T Capital Corporation or Newcourt under the Newcourt Agreements or any note thereunder;

----------

      (1) These Terms of Guaranty refer to the $765,000,000 Credit Agreement (as amended from time to time, the "CREDIT AGREEMENT") dated as of April 13, 1998 among AT&T Capital Corporation, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the banks parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers and the AT&T 364-Day Credit Agreement and the Newcourt Credit Agreement. Capitalized terms used but not defined herein are used herein as defined in the Credit Agreement.

            (d) any change in the corporate existence, structure or ownership of AT&T Capital Corporation or Newcourt or any insolvency, bankruptcy, reorganization or other similar proceeding affecting AT&T Capital Corporation or Newcourt or their assets or any resulting release or discharge of any obligation of AT&T Capital Corporation or Newcourt contained in the Newcourt Agreements or any note thereunder;

            (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against AT&T Capital Corporation, Newcourt, the Agent, any Bank or any other Person, whether in connection with the Newcourt Agreements or any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (f) any invalidity or unenforceability relating to or against AT&T Capital Corporation or Newcourt for any reason of any of the Newcourt Agreements or any note thereunder or any provision of applicable law or regulation purporting to prohibit the payment by AT&T Capital Corporation or Newcourt of the principal of or interest on any note or any other amount payable by AT&T Capital Corporation or Newcourt under the Newcourt Agreements; or

            (g) any other act or omission to act or delay of any kind by AT&T Capital Corporation, Newcourt, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder.

      SECTION 3. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. The Guarantor's obligations hereunder shall remain in full force and effect until the "Commitments" under the Newcourt Agreements shall have terminated and the principal of and interest on the notes and all other amounts payable by AT&T Capital Corporation and Newcourt under the Newcourt Agreements shall have been paid in full. If at any time any payment of the principal of or interest on any note or any other amount payable by AT&T Capital Corporation or Newcourt under the Newcourt Agreements is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of AT&T Capital Corporation or Newcourt or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      SECTION 4. WAIVER BY THE GUARANTOR. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for


                                      F-2